                                                                    EXHIBIT 10.4











                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                        STRATFORD CAPITAL PARTNERS, L.P.,

                         STRATFORD EQUITY PARTNERS, L.P.

                                       AND

                              CLEAR HOLDINGS, INC.


                                NOVEMBER 1, 1999

ARTICLE I

         TERMS DEFINED..................................................................................................1
         SECTION 1.1    Definitions.....................................................................................1
         SECTION 1.2    Accounting Terms and Determinations............................................................13
         SECTION 1.3    Gender and Number..............................................................................13
         SECTION 1.4    References to Agreement........................................................................13

ARTICLE II

         PURCHASE AND SALE OF SECURITIES...............................................................................14
         SECTION 2.1    Purchase and Sale..............................................................................14
         SECTION 2.2    Closing........................................................................................14
         SECTION 2.3    Delivery.......................................................................................14
         SECTION 2.4    Payment........................................................................................14

ARTICLE III

         CERTAIN TERMS APPLICABLE TO WARRANTS..........................................................................15
         SECTION 3.1    Exercise of Warrants...........................................................................15
         SECTION 3.2    Adjustment of Number of Warrant Shares Purchasable.............................................15
         SECTION 3.3    Notices to Warrant Holders.....................................................................18
         SECTION 3.4    Put Rights.....................................................................................19
         SECTION 3.5    Reservation and Issuance of Warrant Shares.....................................................20

ARTICLE IV

         TRANSFER OF SECURITIES........................................................................................20
         SECTION 4.1    Restrictions on Transfer.......................................................................20
         SECTION 4.2    Registration, Transfer and Exchange of Warrants................................................21
         SECTION 4.3    Mutilated or Missing Warrant Certificates......................................................21

ARTICLE V

         CONDITIONS....................................................................................................22
         SECTION 5.1    Conditions Precedent to Closing................................................................22
                  (a)   Closing Deliveries ............................................................................22
                  (b)   Acquisitions...................................................................................23
                  (c)   Wachovia Senior Credit Agreement...............................................................23
                  (d)   ACS Note Purchase Agreement....................................................................23
                  (e)   Legal Matters..................................................................................23
                  (f)   Absence of Default ............................................................................23
                  (g)   Representations and Warranties.................................................................23
                  (h)   No Material Adverse Change.....................................................................23
                  (i)   Payment of Expenses ...........................................................................23


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
ARTICLE VI

         REPRESENTATIONS AND WARRANTIES................................................................................24
         SECTION 6.1    Corporate Existence and Power..................................................................24
         SECTION 6.2    Corporate and Governmental Authorization; Contravention........................................24
         SECTION 6.3    Binding Effect.................................................................................24
         SECTION 6.4    Capitalization.................................................................................24
         SECTION 6.5    Issuance of Securities.........................................................................25
         SECTION 6.6    Financial Information..........................................................................25
         SECTION 6.7    Material Agreements............................................................................26
         SECTION 6.8    Ancillary Agreements...........................................................................26
         SECTION 6.9    Investments....................................................................................26
         SECTION 6.10.  Outstanding Debt...............................................................................26
         SECTION 6.11.  Transactions with Affiliates...................................................................26
         SECTION 6.12.  Employment Matters.............................................................................26
         SECTION 6.13.  Operating Leases...............................................................................27
         SECTION 6.14.  Litigation.....................................................................................27
         SECTION 6.15.  ERISA..........................................................................................27
         SECTION 6.16.  Taxes and Filing of Tax Returns................................................................28
         SECTION 6.17.  Ownership of Properties; Liens.................................................................28
         SECTION 6.18.  Licenses, Permits, Etc.........................................................................28
         SECTION 6.19.  Proprietary Rights.............................................................................28
         SECTION 6.20.  Compliance with Law ...........................................................................28
         SECTION 6.21.  Environmental Matters..........................................................................29
         SECTION 6.22.  Burdensome Obligations.........................................................................29
         SECTION 6.23.  Fiscal Year....................................................................................29
         SECTION 6.24.  No Default.....................................................................................29
         SECTION 6.25.  Insurance......................................................................................29
         SECTION 6.26.  Government Regulation..........................................................................29
         SECTION 6.27.  Casualties.....................................................................................29
         SECTION 6.28.  Investment Company Act.........................................................................30
         SECTION 6.29.  Securities Laws................................................................................30
         SECTION 6.30.  Brokers and Finders............................................................................30
         SECTION 6.31.  Full Disclosure................................................................................30
         SECTION 6.32.  Small Business Concern.........................................................................30
         SECTION 6.33.  Year 2000......................................................................................30

ARTICLE VII

         REPRESENTATIONS AND WARRANTIES OF THE INVESTORS...............................................................31
         SECTION 7.1    Due Authorization; No Conflicts................................................................31
         SECTION 7.2    Securities Representations.....................................................................31
            (a)         No Intended Distribution ......................................................................31
            (b)         Accredited Investor ...........................................................................31
            (c)         Investment Experience..........................................................................31
            (d)         Access to Books and Records; Opportunity to Ask Questions......................................31


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
ARTICLE VIII

         AFFIRMATIVE COVENANTS..........................................................................................32
         SECTION 8.1.      Information..................................................................................32
             (a)           Annual Statements   .........................................................................32
             (b)           Monthly Statements  .........................................................................32
             (c)           Financial Officer's Certificate..............................................................32
             (d)           Budget ......................................................................................33
             (e)           Accountant's Letters.........................................................................33
             (f)           Defaults ....................................................................................33
             (g)           Shareholder Information......................................................................33
             (h)           SEC Reports .................................................................................33
             (i)           Litigation ..................................................................................33
             (j)           Other Information ...........................................................................33
         SECTION 8.2.      Right of Inspection..........................................................................33
         SECTION 8.3.      Maintenance of Insurance.....................................................................34
         SECTION 8.4.      Payment of Taxes and Claims..................................................................34
         SECTION 8.5.      Compliance with Laws and Documents...........................................................34
         SECTION 8.6.      Operation of Properties and Equipment........................................................34
         SECTION 8.7.      Additional Documents.........................................................................34
         SECTION 8.8.      ERISA........................................................................................34
         SECTION 8.9.      Election as Director; Directors Meetings; Representation.....................................35
         SECTION 8.10      Maintenance of Books and Records.............................................................35
         SECTION 8.11      Environmental Matters........................................................................35
         SECTION 8.12      Additional Subscription Rights...............................................................36
         SECTION 8.13      Year 2000....................................................................................36
         SECTION 8.14      Unlocking Right..............................................................................36

ARTICLE IX

         NEGATIVE COVENANTS.............................................................................................37
         SECTION 9.1.      Distributions................................................................................37
         SECTION 9.2.      Business of the Company......................................................................37
         SECTION 9.3.      Liens........................................................................................37
         SECTION 9.4.      Incurrence of Debt and Guarantees............................................................37
         SECTION 9.5.      Modification of Capitalization Documents.....................................................37
         SECTION 9.6.      Consolidations, Mergers, Sales of Assets, and Maintenance....................................37
         SECTION 9.7.      Use of Proceeds..............................................................................38
         SECTION 9.8.      Investments..................................................................................38
         SECTION 9.9.      Transactions with Affiliates.................................................................38
         SECTION 9.10.     ERISA........................................................................................38
         SECTION 9.11.     Fiscal Year..................................................................................38
         SECTION 9.12.     Capital Expenditures.........................................................................38
         SECTION 9.13.     Lease Obligations............................................................................38
         SECTION 9.14.     Executive Compensation.......................................................................38
         SECTION 9.15.     Acquisitions.................................................................................38
         SECTION 9.16.     Equity Issuances.............................................................................38


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

ARTICLE X

         DEFAULTS......................................................................................................39
         SECTION 10.1.   Events of Default.............................................................................39

ARTICLE XII

         MISCELLANEOUS.................................................................................................40
         SECTION 11.1.   Notices.......................................................................................40
         SECTION 11.2.   No Waivers....................................................................................40
         SECTION 11.3.   Expenses; Indemnification.....................................................................40
         SECTION 11.4.   Amendments and Waivers; Sale of Interest......................................................41
         SECTION 11.5.   Survival......................................................................................41
         SECTION 11.6.   Invalid Provisions............................................................................41
         SECTION 11.7.   Successors and Assigns........................................................................42
         SECTION 11.8.   GOVERNING LAW.................................................................................42
         SECTION 11.9.   Counterparts; Effectiveness...................................................................42
         SECTION 11.10.  No Third Party Beneficiaries..................................................................42
         SECTION 11.11.  FINAL AGREEMENT...............................................................................42
         SECTION 11.12.  SUBMISSION TO JURISDICTION; WAIVER OF SERVICE AND
                         VENUE.........................................................................................42
         SECTION 11.13.  WAIVER OF RIGHT TO TRIAL BY JURY..............................................................42
         SECTION 11.14.  Issue Price...................................................................................43

Exhibits

Exhibit A         Form of Put Note
Exhibit B         Form of Certificate of Designation
Exhibit C         Form of Warrant Certificate

Schedules

Schedule 1.1(a)    Permitted Debt
Schedule 1.1(b)    Pro Forma Opening Balance Sheet
Schedule 6.1       Jurisdictions
Schedule 6.4       Capitalization
Schedule 6.6(c)    Past Due Trade Payables
Schedule 6.6(d)    Projections
Schedule 6.6(f)    Exceptions to GAAP
Schedule 6.6(g)    Projections
Schedule 6.7       Material Agreements
Schedule 6.10      Outstanding Debt
Schedule 6.11      Transactions with Affiliates
Schedule 6.12      Employment Matters
Schedule 6.13      Operating Leases
Schedule 6.14      Litigation
Schedule 6.15      ERISA
Schedule 6.17      Ownership of Properties
Schedule 6.25      Insurance


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
Schedule 6.30      Brokers and Finders

                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT is entered into effective this 1st day of November, 1999, by and among Stratford Capital Partners, L.P., a Texas limited partnership and a federal licensee under the Small Business Investment Act of 1958 ("Stratford Capital"), Stratford Equity Partners, L.P., a Texas limited partnership and a federal licensee under the Small Business Investment Act of 1958 ("Stratford Equity", and together with Stratford Capital, the "Investors"), and Clear Holdings, Inc., a Georgia corporation (the "the Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has authorized and desires to issue and sell to the Investors hereunder (a) certain shares of the Company's Series D Senior Redeemable Preferred Stock, no par value, and (b) certain Common Stock Purchase Warrants;

         WHEREAS, the Investors desire to purchase such Series D Senior Redeemable Preferred Stock and Common Stock Purchase Warrants from the Company on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                  TERMS DEFINED

         SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

         "Acceptance Notice" has the meaning given such term in Section 8.14 hereof.

         "ACS" means American Capital Strategies, Ltd.

         "ACS Note Purchase Agreement" means that certain Note and Equity Purchase Agreement dated as of November 1, 1999, by and between the Company, Clear Operating, certain of their Subsidiaries and ACS.

         "ACS Subordinate Debt" means all Debt (including interest and fees thereon) of Clear Operating outstanding under the ACS Note Purchase Agreement, including all renewals and extensions thereof; provided, however, the outstanding principal amount of ACS Subordinate Debt shall not at any time exceed $19,250,000.

         "ACS Subordinate Debt Documents" means the ACS Note Purchase Agreement and all promissory notes, security agreements, mortgages, deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the ACS Note Purchase Agreement evidencing, securing, guaranteeing or otherwise pertaining to the ACS Subordinate Debt and other obligations arising under the ACS Note Purchase Agreement, as the foregoing may be amended, renewed, extended, supplemented, increased or otherwise modified from time to time to the extent permitted hereunder.

         "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to the Company, any executive officer of any Subsidiary or any Person who holds ten percent (10%) or more of the voting stock of any member of the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, or by contract or otherwise. Neither Investor shall be an Affiliate of the Company for purposes of this Agreement or the other Transaction Documents.

         "Agreement" means this Securities Purchase Agreement.

         "Authorized Officer" means, as to any Person, its Chairman, its Chief Executive Officer, its President, its Chief Operating Officer, its Financial Officer and any Vice President elected by the board of directors.

         "Ancillary Agreements" means (a) the MTG Acquisition Documents, (b) the TWR Acquisition Documents, (c) the ACS Subordinate Debt Documents and (d) the Wachovia Senior Debt Documents.

         "Appraised Value" means the Fair Market Value of the Common Stock determined in accordance with the following procedures. For a period of thirty
(30) days after the delivery of a Put Notice (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Fair Market Value of the Common Stock. In the event that the parties are unable to agree upon the Appraised Value of the Common Stock by the end of the Negotiation Period, then the Appraised Value of such Common Stock will be determined for purposes of this Agreement by any of (x) Houlihan, Lokey, Howard & Zukin, (y) Duff & Phelps or (z) Willamette Management Associates, or any successor to such firms, as the Company shall elect (the "Appraiser") to determine the fair market value of such Common Stock on a Control Basis. Such Appraiser shall be directed to determine Fair Market Value of such securities or property as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by an Appraiser of the Fair Market Value will be conclusive and binding on all parties to this Agreement. The costs of the Appraiser will be borne by the Company. In no event will the Appraised Value of the Common Stock be less than the per share consideration received or receivable with respect to the Common Stock in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Company, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction. The prevailing market prices for the Common Stock will not be dispositive of the Appraised Value thereof.

         "Appraiser" has the meaning given such term in the definition of Appraised Value.

         "Business Day" means any day except a Saturday, Sunday or other day on which national banks in Dallas, Texas are authorized by law to close.

         "Capital Expenditure" means any expenditure by a Person for an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of such Person as equipment, real property or improvements, fixed assets, or a similar type of capitalized asset in accordance with GAAP.

         "Capital Lease" means, for any Person as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date in accordance with GAAP.

         "Change of Control" means the occurrence of any of the following:

                  (a) any transaction or series of related transactions resulting in the sale or issuance of securities or any rights to acquire securities of the Company representing in the aggregate more than 50% of the issued and outstanding equity securities on a fully diluted basis, or any transaction or series of related transactions resulting in the sale, transfer, assignment or other conveyance or disposition of any securities or any rights to securities of the Company by any holder or holders thereof representing in the aggregate more than 50% of the issued and outstanding Common Stock on a Fully Diluted Basis and the receipt of any consideration in connection therewith;

                  (b) a merger, consolidation, reorganization, recapitalization or share exchange in which the shareholders of the Company immediately prior to such transaction receive, in exchange for securities of the Company owned by them, cash, property or securities of the resulting or surviving entity and as a result thereof the shareholders prior to such transaction holding less than fifty percent (50%) of the voting securities, calculated on a Fully Diluted Basis, of the resulting Persons entitled to vote in the election of directors, managers or similar functions;

                  (c) a sale, transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, on a consolidated basis;

                  (d) any sale or issuance or series of sales or issuances of Common Stock or any other voting security (or security convertible into, exchangeable for, or exercisable for any other voting security) of the Company within a 12-month period that results in a transfer of more than 50% of the issued and outstanding Common Stock or a transfer of more than 50% of the voting power of the Company;

                  (e) a Qualified Public Offering; and

                  (f) any member of Key Management shall cease to be employed by the Company in the official capacity in which they serve as of the Closing Date or shall cease to devote substantially all their time to the business of the Company, unless a suitable replacement for such departed member of Key Management is identified and elected by the board of directors of the Company within the applicable Replacement Time.

         "Charter Documents" means, with respect to any Person, its certificate of incorporation, articles of incorporation, bylaws, partnership agreement, regulations, operating agreement and all other comparable charter documents.

         "Clear Operating" means Clear Communications Group, Inc., a Georgia corporation.

         "Closing" has the meaning given such term in Section 2.2 hereof.

         "Closing Date" means November 1, 1999.

         "Closing Price" means (a) if the primary market for the security in question is a national securities exchange registered under the Exchange Act, the National Association of Securities Dealers Automated Quotation System--National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security for such day, or, if there has not been a sale on such trading day, the highest closing or last bid quotation therefor on such trading day (excluding, in any case, any price that is not the result of bona fide arm's length trading); or (b) if the primary market for such security is not an exchange or quotation system in which last sale transactions are contemporaneously reported, the highest closing or last bona fide bid quotation by disinterested Persons in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through its Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations.

         "Closing Transactions" means the transactions which will occur on the Closing Date pursuant to (a) the Ancillary Agreements and (b) the Transaction Documents.

         "COBRA" has the meaning given such term in Section 6.15 hereof.

         "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act or the Exchange Act.

         "Common Stock" means the Company's common stock, par value $.0001 per share.

         "Company" has the meaning given such term in the preamble hereto.

         "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements as of such date in accordance with GAAP.

         "Control Basis" means the valuation of the Common Stock by determining on an aggregate basis the fair market value of all Common Stock on the basis of the Common Stock being sold in the aggregate to a third party buyer in an arm's length transaction with conveyance of control, without discount for minority interests, illiquidity or restrictions on transfer, and then dividing such amount by the number of all securities of such type on a Fully Diluted Basis.

         "Debt" means, for any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all indebtedness of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) the present value (discounted at the implicit rate, if known, or eight percent (8%) per annum otherwise) of all obligations in respect of Capital Leases of such Person, (g) any obligation of such Person representing the deferred purchase price of property or services purchased by such Person other than trade payables incurred in the ordinary course of business and which are not more than one hundred and twenty (120) days past invoice date unless being contested in good faith and adequate reserves have been set up by the Company or its Subsidiaries, and (h) all liability of such Person as a general partner or joint venturer for obligations of the nature described in (a) through (g) preceding.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Distribution" by any Person means (a) with respect to any stock issued by such Person or any partnership, joint venture or limited liability company interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock, partnership, joint venture or limited liability company interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture or limited liability company interest of any Person, (c) any other payment by such Person with respect to such stock, partnership, joint venture or limited liability company interest of such Person, or (d) any payment, loan or advance of any type to any officer, director, shareholder, partner or member of such Person or any of its Affiliates; provided, that, Distributions shall not include, in the case of the Company or any of its Subsidiaries, (i) payment of compensation to officers and employees in the ordinary course of business which is not in violation of Section 9.14 hereof, and (ii) reimbursement of, and advances for, reasonable travel, entertainment and similar expenses incurred in the ordinary course of business.

         "Environmental Complaint" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state, municipal or other Governmental Authority or any other party involving a Hazardous Discharge, Environmental Contamination or any violation of any order, permit or Environmental Law and Laws.

         "Environmental Contamination" means the presence of any Hazardous Substances, which presence results from a Hazardous Discharge.

         "Environmental Law and Laws" means any law, common law, ordinance, regulation or policy of any Governmental Authority, as well as any order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof), industrial hygiene, the environmental conditions on, under, or about any real property owned, leased or operated at any time by the Company or any of its Subsidiaries or any real property owned, leased or operated by any other party, including, without limitation, soil, groundwater, and indoor and ambient air conditions or the reporting or remediation of Environmental Contamination. Environmental Law and Laws include, without limitation, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended, the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Occupational Safety and Health Act ("OSHA"), as amended, the Hazardous Materials Transportation Act, as amended, and any other federal, state and local law whose purpose is to conserve or protect health, the environment, wildlife or natural resources.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

         "ERISA Affiliate" means the Company or any of its Subsidiaries and any other corporation or trade or business under common control with the Company or any of its Subsidiaries or treated as a single employer with the Company or any of its Subsidiaries as determined under sections 414(b), (c), (m) or (o) of the IRC.

         "Event of Default" has the meaning set forth in Section 10.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

         "Exempt Shares" means (a) the Warrant Shares, (b) options to purchase up to 630,000 shares of Common Stock and the Common Stock issued upon exercise thereof pursuant to the Company's Stock Option Plan and certain employment agreements, (c) securities of the Company issuable upon exercise of any options, warrants or other rights to acquire securities or upon conversion of any convertible securities, in each case which are outstanding as of the Closing Date and set forth on Schedule 6.4 hereto, (d) securities issued pursuant to payment in kind of Distributions to holders of the Preferred Stock and Junior Preferred Stock and (e) additional warrants issued to ACS pursuant to the ACS Note Purchase Agreement in connection with the purchase of the Tranche B Notes (as defined in the ACS Note Purchase Agreement) and the issuance of Common Stock upon the exercise of such warrants.

         "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

         "Financial Officer" means, as to any Person, its Chief Financial Officer, or if no Person serves in such capacity, the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, financial compliance and similar functions.

         "Fully Diluted Basis" means, with reference to outstanding Common Stock, the shares of Common Stock that would be outstanding assuming that all outstanding options, warrants and other rights to acquire Common Stock had been exercised (regardless of whether such rights are then exercisable) and all securities convertible into Common Stock had then been converted (regardless of whether such securities are then convertible) and had been issued. Any reference in this Agreement or any of the other Transaction Documents to "holder(s) of outstanding Common Stock on a Fully Diluted Basis" or words of similar import shall be deemed to include holder(s) of outstanding options, warrants or similar rights to acquire Common Stock or securities convertible into Common Stock.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their successors which are applicable in the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

         "Governmental Authority" means any government, any state or other political subdivision thereof, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support of otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, the term "Guaranty" shall not include endorsements for collection or deposit in the ordinary course of business. For purposes of this Agreement, the amount of any Guaranty shall be the maximum amount that the guarantor could be legally required to pay under such Guaranty.

         "Hazardous Discharge" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of a Hazardous Substance at, from, onto, under or within any real property owned, leased or operated at any time by the Company or any of its Subsidiaries or any real property owned, leased or operated by any other Person.

         "Hazardous Substance" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Environmental Law and Laws or which is otherwise regulated by any Environmental Law and Laws.

         "Holder" with respect to any security of a Person shall mean the record or beneficial owner of such security.

         "Investment" in any Person means any investment, whether by means of securities purchase (whether by direct purchase from such Person or from an existing holder of securities of such Person), loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Debt or other obligation of such Person, or the subordination of any claim against such Person to other Debt or other obligation of such Person; provided, that, "Investments" shall not include advances made to employees of such Person for reasonable travel, entertainment and similar expenses incurred in the ordinary course of business.

         "Investors" has the meaning given such term in the preamble hereto.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any regulation promulgated thereunder.

         "Junior Preferred Stock" means the Company's Class A Convertible Preferred Stock and the Company's Series C Convertible Preferred Stock.

         "Key Management" means, as of the Closing Date, Stephen Johnston Sr. and Michael Riley and any substitutions, additions or deletions approved by the Investors.

         "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Governmental Authority.

         "Lien" means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including, without limitation, the rights of a lessor under a Capital Lease to the asset which is the subject of such Capital Lease. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Majority Warrant Holder" means a Warrant Holder or Warrant Holders who hold more than fifty percent (50%) of the outstanding Warrant Shares (for purposes of this definition, all Warrants will be deemed to have been exercised); provided, that in the event all Warrant Holders are not required to participate in the exercise of the right in question and less then all Warrant Holders elect to participate in the exercise of the right in question, "Majority Warrant Holder" shall mean a Warrant Holder or Warrant Holders participating in the exercise of such right who holds more than fifty percent (50%) of all Warrant Shares held by all Warrant Holders participating in the exercise of such right.

         "Mandatory Redemption Event" means any event which, pursuant to the terms of this Agreement and the Series D Stock Designation, permits the Holders of the Preferred Shares to redeem the Preferred Shares.

         "Material Adverse Effect" means, with respect to a Person, a material adverse effect on the business, financial condition, operations, assets or prospects of such Person or any of its Subsidiaries, and shall also mean, with respect to the Company or any of its Subsidiaries, a material adverse effect on such Person's ability to pay and perform its obligations under the Transaction Documents.

         "Material Agreement" means any written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject (a) pursuant to which such Person acquires any material portion of the raw materials, supplies or services used or consumed by such Person in the operation of its business (unless such raw materials, supplies or services are readily available to such Person from other sources on comparable terms) which are not incurred in the ordinary course of business, (b) pursuant to which such Person derives any material part of its revenues, or (c) pursuant to which the Company is required to make annual expenditures in excess of $100,000, and without limiting the foregoing, Material Agreement shall include each of the Ancillary Agreements.

         "Material Event of Default" means an Event of Default under (a) Sections 10.1(a), (b), (g) or (h), (b) Section 10.1(c) if such Event of Default arose as a result of a violation of Section 8.9 or (c) Section 10.1(d) if such Event of Default arose as a result of a violation of Section 8.1 or Section 8.8.

         "MTG" means McKenzie Telecommunications Group, Inc., an Arizona corporation.

         "MTG Acquisition" means the purchase by Clear Operating and the sale by MTG to Clear Program Management, Inc. of substantially all of the assets of MTG pursuant to the MTG Asset Purchase Agreement.

         "MTG Acquisition Documents" means the MTG Asset Purchase Agreement, and all other documents, instruments and agreements now or hereafter executed by or among the Company, Clear Program Management, Inc., any of their Subsidiaries or MTG pertaining to the MTG Acquisition.

         "MTG Asset Purchase Agreement" means that certain Asset Purchase Agreement dated as of November 1, 1999, by and between Clear Program Management, Inc. and MTG, pursuant to which Clear Program Management, Inc. will purchase from MTG and MTG will sell to Clear Program Management, Inc.
substantially all of the assets of MTG.

         "Offer" has the meaning given such term in Section 8.14 hereof.

         "Offer Notice" has the meaning given such term in Section 8.14 hereof.

         "Operating Lease" means any lease, sublease, license or similar arrangement (other than a Capital Lease), pursuant to which a Person leases, subleases or otherwise is granted the right to occupy, take possession of, or use property whether real, personal or mixed.

         "Pension Plan" means any employee benefit plan within the meaning of section 3(3) of ERISA maintained by the Company, any Subsidiary of the Company or any ERISA Affiliate that is or was previously covered by Title IV of ERISA or subject to the minimum funding standards under section 412 of the IRC, including a "multiemployer plan" as such term is defined in section 3(37) of ERISA.

         "Permitted Acquisition" means "Approved Acquisition" as defined in the ACS Agreement in effect on the date hereof.

         "Permitted Debt" means (a) the Wachovia Senior Debt, (b) the ACS Subordinate Debt, (c) intercompany Debt among or between the Company and its Subsidiaries to the extent permitted by the Wachovia Senior Credit Agreement,
(d) Debt not to exceed $1,250,000 in the aggregate at any time outstanding secured by purchased money Liens or incurred with respect to Capital Leases, (e) Debt issued to sellers in connection with Permitted Acquisitions, (f) Debt issued on the Closing Date in connection with the TWR Acquisition and MTG Acquisition, (g) Debt outstanding on the Closing Date and set forth on Schedule 1.1(a) hereto and (h) performance and payment bonds posted in the ordinary course of business and which have been properly reported to the Preferred Shareholders in accordance with Section 8.1(b).

         "Permitted Encumbrances" means with respect to any asset:

                  (a)      Liens securing the Obligations;

                  (b)      Liens securing Permitted Debt;

                  (c) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property, or other minor irregularities in title to properties, whether real or personal, which do not secure the payment of Debt or other liability or obligation and do not materially impair the use of such property for the purposes for which the same is held by the owner thereof;

                  (d) mechanics', materialmen's, warehousemen's, journeymen's, landlord's, vendor's and carrier's Liens and other similar Liens arising by operation of law or statute in the ordinary course of business and are not delinquent or, if delinquent, is being contested in good faith and adequate reserves have been set up by the Company or its Subsidiaries; and

                  (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 8.4 hereof.

         "Permitted Investments" means (a) readily marketable direct obligations of the United States of America, (b) fully insured time deposits and certificates of deposit with maturities of one (1) year or less of any commercial bank operating in the United States having capital and surplus in excess of $50,000,000.00, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, and
(d) Permitted Acquisitions.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof and shall also mean the Company.

         "Plan" means an employee benefit plan within the meaning of Section 3(3) of ERISA, under which the Company or any Subsidiary of the Company has any current or future obligation or liability and under which any present or former employee of the Company or any Subsidiary of the Company, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits.

         "Preferred Shareholder" means any Holder of Preferred Shares.

         "Preferred Shares" means the shares of Preferred Stock to be issued and sold by the Company to the Investors pursuant to Section 2.1 hereof.

         "Preferred Stock" means the Company's Series D Senior Redeemable Preferred Stock, no par value per share having the rights and preferences set forth in the Series D Stock Designation.

         "Pro Forma Opening Balance Sheet" means a consolidated and consolidating balance sheet of the Company which shall consist of the Company's actual consolidated and consolidating balance sheet as of September 30, 1999 referenced in Section 6.6(e) hereof, adjusted to give effect to the Closing Transactions and is attached hereto as Schedule 1.1(b).

         "Projections" means the projections of the Company's future financial condition and results of operation attached hereto as Schedule 6.6 and incorporated herein by reference for all purposes.

         "Purchase Price" has the meaning given such term in Section 2.1.

         "Put" means the right of any Holder to require the Company to repurchase the Preferred Shares, Warrants and Warrant Shares pursuant to Section
3.4 hereof.

         "Put Closing Date" has the meaning given such term in Section 3.4 hereof.

         "Put Exercise Date" means (a) with respect to the Warrants and Warrant Shares, the earliest of (i) November 1, 2005, (ii) the date of any Material Event of Default or (iii) the date on which all of the Preferred Shares have been redeemed, and (b) with respect to the Preferred Shares, the date of any Mandatory Redemption Event.

         "Put Note" means a promissory note substantially in the form of Exhibit A attached hereto.

         "Put Notice" has the meaning given such term in Section 3.4 hereof.

         "Put Price" means (a) with respect to the Common Stock, (i) if the Common Stock is regularly traded in the organized securities markets, the average of the Closing Price for the security in question for the thirty (30) trading days immediately preceding the date of determination; and (ii) if the Common Stock is not regularly traded in the securities markets, the fair market value on a Control Basis as of the date of the Put Notice (unless some other date of valuation is provided herein) as determined in good faith by the board of directors of the Company; provided, however, that, at the election of the Holders exercising the Put, either before or after the determination of Put Price by the board of directors (a "Valuation Event Election") the Put Price of such Common Stock shall be determined pursuant to the procedures set forth in the definition of Appraised Value and (b) with respect to the Preferred Shares, the Liquidation Value (as defined in the Series D Stock Designation) of such Preferred Shares.

         "Qualified Public Offering" means the consummation of an underwritten public offering of Common Stock by the Company to the general public in which the aggregate net cash proceeds received by the Company at the public offering price is at least $30,000,000 and which results in a market capitalization of the Company of at least $80,000,000.

         "Redemption Date" means the date on which the Preferred Shares have been redeemed in full.

         "Registration Rights Agreement" means a Registration Rights Agreement of even date herewith to be entered into by and among the Company, the Investors and ACS.

         "Rentals"  means amounts payable by a lessee under an Operating Lease.

         "Replacement Time" means 75 days until such time as the Company shall have hired a Vice President of Operations or Chief Operating Officer and a Controller; then such Replacement Time shall be 120 days.

         "Sale" means any transaction described in clauses (a) through (c) of the definition of Change of Control.

         "Schedule" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

         "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

         "Securities" means the Preferred Shares and the Warrants to be issued to the Investors hereunder.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute.

         "Series D Stock Designation" means the Certificate of Designation of Series D Senior Redeemable Preferred Stock of the Company in the form of Exhibit B attached hereto.

         "Shareholders Agreement" means a Second Amended and Restated Voting and Co-Sale Agreement of even date herewith to be entered into by and among the Company, the Investors, DFW Capital Partners, L.P., ACS, Stephen F. Johnston, Sr., Clear Investors, LLC and certain other shareholders of the Company.

         "Stratford Capital" has the meaning given such term in the preamble hereto.

         "Stratford Equity" has the meaning given such term in the preamble hereto.

         "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

         "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

         "Transaction Documents" means this Agreement, the Warrant Certificate, the Registration Rights Agreement, the Shareholders Agreement, the Series D Stock Designation and all other agreements, certificates, documents or instruments now or at any time hereafter delivered in connection with this Agreement, as the foregoing may be renewed, extended, modified, amended or restated from time to time.

         "Triggering Holder" means (a) with respect to any exercise of the Put with respect to Warrants and Warrant Shares, the Majority Warrant Holder and (b) with respect to any exercise of the Put with respect to Preferred Shares, the Holders of a majority of the outstanding Preferred Shares.

         "TWR" means TWR Telecom, Inc., a Texas corporation.

         "TWR Acquisition" means the purchase by Clear Operating and the sale by George Jackson to Clear Operating of all of the outstanding capital stock of TWR pursuant to the TWR Stock Purchase Agreement.

         "TWR Acquisition Documents" means the TWR Stock Purchase Agreement, and all other documents, instruments and agreements now or hereafter executed by or among the Company, Clear Operating, any of their Subsidiaries, George Jackson or TWR pertaining to the TWR Acquisition.

         "TWR Stock Purchase Agreement" means that certain Stock Purchase Agreement dated as of August 20, 1999, as amended, by and between Clear Operating and George Jackson, pursuant to which Clear Operating will purchase from George Jackson and George Jackson will sell to Clear Operating substantially all of the outstanding capital stock of TWR.

         "Unlocking Price" means the sum of the following to the extent owned by any Holder who delivers an Acceptance Notice: (a) with respect to the Preferred Shares, the Liquidation Value (as defined in the Series D Stock Designation) of such Preferred Shares and (b) with respect to the Warrants and Warrant Shares, the per share consideration which would be received or is receivable with respect to the Common

Stock in connection with the Offer times the number of Warrants and Warrant Shares owned by such Holder less the Warrant Exercise Price applicable to such Warrants.

         "Wachovia" means Wachovia Bank, N.A.

         "Wachovia Senior Credit Agreement" means that certain Credit Agreement dated as of November 1, 1999, by and among the Company, Clear Operating, their respective Subsidiaries, Wachovia, as Agent and Lender, and the other banks party thereto.

         "Wachovia Senior Debt" means all Debt of Clear Operating outstanding under the Wachovia Senior Credit Agreement, including all renewals and extensions thereof; provided, however, the outstanding principal amount of the Wachovia Senior Debt shall not at any time exceed the Wachovia Senior Debt Limit in effect at such time.

         "Wachovia Senior Debt Documents" means the Wachovia Senior Credit Agreement and all promissory notes, security agreements, mortgages, deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Wachovia Senior Credit Agreement evidencing, securing, guaranteeing or otherwise pertaining to the Wachovia Senior Debt and other obligations arising under the Wachovia Senior Credit Agreement, as the foregoing may be amended, renewed, extended, supplemented, increased or otherwise modified from time to time to the extent permitted hereunder.

         "Wachovia Senior Debt Limit" means $27,000,000; provided, however, if another lender becomes a party to the Wachovia Senior Credit Agreement as a lender thereunder, within thirty (30) days of the Closing Date, the maximum amount of the senior debt shall increase by the amount of the additional principal lent or committed to by such new lender, but is in no event to exceed $37,000,000 and shall not include an increase of the term debt portion thereof.

         "Warrant Certificate" means the Warrant Certificates to be issued by the Company evidencing Warrants issued to the Investors hereunder which shall be in the form of Exhibit C attached hereto.

         "Warrant Exercise Price" means $0.01 per share (subject to adjustment as provided in Section 3.2).

         "Warrant Expiration Date" means November 1, 2009.

         "Warrant Holder" means any Person (i) in whose name any Warrant is registered on the Warrant Register, or (ii) in whose name any Warrant Shares are registered on the books and records of the Company.

         "Warrant Register" means a register maintained by the Company setting forth the name and address of each Warrant Holder, the number of Warrants held by such Warrant Holder and the certificate number of each Warrant Certificate held by such Warrant Holder.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

         "Warrants" means 1,491,755 Common Stock Purchase Warrants to be issued by the Company to the Investors, pursuant to Section 2.1 of this Agreement, each of which shall entitle the holder thereof to purchase one (1) share of Common Stock at the Warrant Exercise Price (subject to adjustment as provided in Section 4.2).

         SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent annual audited, consolidated financial statements of the Company delivered to the Investors prior to the date hereof.

         SECTION 1.3. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

         SECTION 1.4. References to Agreement. Use of the words "herein", "hereof", "hereinabove", and the like are and shall be construed as references to this Agreement.

                                   ARTICLE II

                         PURCHASE AND SALE OF SECURITIES

         SECTION 2.1. Purchase and Sale. Subject to the satisfaction of the terms and conditions set forth herein and in reliance upon the representations and warranties of the parties set forth herein and in the other Transaction Documents (a) Stratford Capital agrees to purchase from the Company and the Company agrees to issue and sell to Stratford Capital 39,000 shares of Preferred Stock and 775,713 Warrants for the aggregate purchase price for $3,900,000 (the "Stratford Capital Purchase Price"), and (b) Stratford Equity agrees to purchase from the Company and the Company agrees to issue and sell to Stratford Equity 36,000 shares of Preferred Stock and 716,042 Warrants for the aggregate purchase price for $3,600,000 (the "Stratford Equity Purchase Price" and together with the Stratford Equity Purchase Price, the "Purchase Price").

         SECTION 2.2. Closing. Closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, NE, Atlanta, Georgia 30309- 3952 at 10:00 a.m. on the Closing Date, or at such other time, date and place as may be agreed upon in writing by the Company and the Investors.

         SECTION 2.3. Delivery. At the Closing, the Company shall deliver to the Investors, against payment therefor, certificates evidencing the Preferred Shares and the Warrant Certificates evidencing the Warrants purchased by the Investors, in each case duly issued and in form sufficient to vest title thereto fully, free and clear of all Liens, claims and encumbrances.

         SECTION 2.4. Payment. At the Closing, (a) Stratford Capital and Stratford Equity shall pay to the Company by wire transfer of immediately available funds in accordance with the instructions set forth in the Closing Statement, the Stratford Capital Purchase Price and Stratford Equity Purchase Price, respectively, and (b) the Company shall pay to Stratford Capital and Stratford Equity, by wire transfer of immediately available funds in accordance with the instructions set forth in the Closing Statement, closing fees equal to $97,500 and $90,000, respectively.

                                   ARTICLE III

                      CERTAIN TERMS APPLICABLE TO WARRANTS

         SECTION 3.1. Exercise of Warrants. (a) The Warrants may be exercised in whole or in part at any time until the Warrant Expiration Date at which time the Warrants shall expire and shall thereafter no longer be exercisable. The Warrants shall be exercised by presentation of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof duly completed and signed, to the Company at the offices of the Company as set forth on the signature page of this Agreement, together with payment of the aggregate Warrant Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America; provided, that, to the extent the Warrant Holder exercising such Warrants is also the holder of Preferred Shares, such Warrant Holder may elect, by written notice to the Company delivered with such presentation, to elect to pay the applicable Warrant Exercise Price by offsetting accrued dividends on the Preferred Shares by an amount equal to the aggregate Warrant Exercise Price payable in connection with such exercise of Warrants. Upon such presentation, the Company shall issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants and in such name or names as such registered Holder may designate, a certificate or certificates for the aggregate number of Warrant Shares issued upon such exercise of such Warrants. Any Person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the date of exercise of such Warrants; provided, that, no Warrant Holder will be permitted to designate that such Warrant Shares be issued to any Person other than such Warrant Holder unless each condition to transfer contained in Article V hereof which would be applicable to a transfer of Warrants or Warrant Shares has been satisfied.

                  (b) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

                  (c) the Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrants issued by it, but shall pay for any such fraction of a share an amount in cash equal to the value of such fractional share determined by the Company's board of directors in good faith.

                  (d) the Company will pay all Taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants issued by it; provided, that, each Warrant Holder shall use its reasonable efforts to avoid any such Tax on the issuance of Warrant Shares; and provided, further that, the Company shall not be required to pay any income Tax or any other Tax which may be payable in respect of the exercise and the sale of the Warrants and Warrant Shares by any Warrant Holder or any transfer involved in the issue of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of such a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such Tax or shall have established to the satisfaction of the Company that such Tax has been paid.

         SECTION 3.2. Adjustment of Number of Warrant Shares Purchasable. The number of Warrant Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 3.2.

                  (a) In the event that the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares of its capital stock (whether shares of such Common Stock or of capital stock of any other class of the Company), (ii) split or subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon an exercise of each Warrant after the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be adjusted to equal the number of shares of Common Stock which a Holder having the same number of shares of Common Stock as the number of Warrant Shares into which each Warrant is exercisable immediately prior to such record date or effective date, as the case may be, would own or be entitled to receive after such record date or effective date.

                  (b) In the event that the Company shall at any time after the date of this Warrant Agreement (other than Exempt Shares) (i) issue any shares of Common Stock without consideration or at a price per share less than the Stipulated Equity Value, or (ii) issue options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than the Stipulated Equity Value immediately prior to such issuance, the number of Warrant Shares purchasable upon an exercise of each Warrant after the date of such issuance shall be adjusted to equal the product obtained by multiplying the number of Warrant Shares into which each Warrant is exercisable immediately prior to the date of such issuance by a fraction, the numerator shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such issuance plus the number of shares of such Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at the Stipulated Equity Value immediately prior to such issuance. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company. Shares of such Common Stock owned by or held for the account of the Company or any Subsidiary thereof shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, the number of Warrant Shares into which each Warrant is exercisable shall again be adjusted to be such number of Warrant Shares into which each Warrant is exercisable if the date of such issuance had not been fixed.

                  (c) In case the Company shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation but excluding any Distribution permitted by Section 9.1 hereof) of evidences of its indebtedness or assets, the number of Warrant Shares into which each Warrant is exercisable after such date of distribution shall be adjusted to equal the product obtained by multiplying the number of Warrant Shares purchasable upon an exercise of each Warrant immediately prior to such date by a fraction, the numerator of which shall be the Stipulated Equity Value immediately prior to such distribution, and the denominator of which shall be the Stipulated Equity Value immediately prior to such distribution less the fair market value as determined in good faith by the board of directors of the Company of the portion of the assets or evidences of indebtedness so to be distributed applicable to one share of Common Stock. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such issuance if a record date therefor is fixed); and, if such distribution is not so made, the number of Warrant Shares into which each Warrant is exercisable shall again be adjusted to be such number of Warrant Shares which would then be in effect if the date of such distribution had not been fixed.

                  (d) No adjustment in the number of Warrant Shares purchasable upon an exercise of each Warrant shall be required unless such adjustment would require an increase or decrease of at least one-tenth of one percent (.1%) in such number of Warrant Shares; provided that any adjustments which by reason of this Section 3.2(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 3.2 shall be made to the nearest hundredth of one percent.

                  (e) The Warrant Exercise Price in effect immediately prior to any adjustment of the number of Warrant Shares into which each Warrant is exercisable shall be simultaneously adjusted (but not below the par value of the Common Stock) by multiplying the Warrant Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares into which each Warrant is exercisable immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares into which each Warrant is exercisable immediately after such adjustment.

                  (f) In the event of any capital reorganization of the Company, or of any reclassification of any Common Stock for which any Warrant is exercisable (other than a subdivision or combination of outstanding shares of such Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other Person, each Warrant shall after such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this
Section 3 with respect to the rights thereafter of such Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of such Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Warrant Holder the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such Warrant Holder may be entitled pursuant to this Section 3.2(f).

                  (g) If any question shall at any time arise with respect to the adjusted number of Warrant Shares, such question shall be determined by the independent firm of certified public accountants of recognized national standing selected by the Majority Warrant Holders.

                  (h) Notwithstanding anything in this Section 3.2 to the contrary, the Company shall not be permitted to take any action described in this Section 3.2 (such as, but not by way of limitation, any dividend, consolidation merger or reorganization) if such action is prohibited under any other provision of this Agreement, including, without limitation, any provision of Article IX hereof.

                  (i) As used in this Section 3.2, "Stipulated Equity Value" initially means $3.02 per share; provided that (A) after giving effect to any event described in Section 3.2(a) or (b) hereof, the Stipulated Equity Value shall be adjusted to an amount equal to the quotient obtained by dividing (1) the product of the number of outstanding shares of Common Stock of the Company on a Fully Diluted Basis immediately prior to the occurrence of such event times the Stipulated Equity Value immediately prior to the occurrence of such event, by (2) the number of outstanding shares of Common Stock of the Company on a Fully Diluted Basis immediately after giving effect to such event, and (B) after giving effect to any event described in Section 3.2(c) hereof, the Stipulated Equity Value shall be adjusted to an amount equal to the quotient obtained by dividing (1) the remainder of (a) the product of the number of outstanding shares of Common Stock of the Company on a Fully Diluted Basis times the Stipulated Equity Value immediately prior to the occurrence of such event, minus
(b) the fair market value of the aggregate evidence of the Company's indebtedness and assets distributed to the holders of Common Stock, by (2) the number of outstanding shares of Common Stock of the Company on a Fully Diluted Basis.

         SECTION 3.3. Notices to Warrant Holders. Upon any adjustment of the number of Warrant Shares issuable upon an exercise of the Warrants or any adjustment of the Warrant Exercise Price pursuant to Section 3.2, the Company shall promptly, but in any event within thirty (30) days thereafter, cause to be given to each Warrant Holder, at its address appearing on the Warrant Register, by first class mail, postage prepaid, a certificate signed by the Company's Financial Officer setting forth the number of Warrant Shares issuable upon the exercise of each Warrant as so adjusted and the Warrant Exercise Price as so adjusted, and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this Section 3.3.

                  In the event:

                  (a) that the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                  (b) that the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets; or

                  (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                  (d) of the voluntary dissolution, liquidation or winding up of the Company; or

                  (e) that the Company proposes to take any other action which would require an adjustment of the Warrant Exercise Price of the Warrants issued by it pursuant to Section 3.3;

then the Company shall cause to be given to each Warrant Holder at such Warrant Holder's address appearing on the Warrant Register, at least ten (10) days prior to the applicable date hereinafter specified, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of

Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

         SECTION 3.4. Put Rights. (a) At any time on or after the applicable Put Exercise Date, an appropriate Triggering Holder may, by written notice of such intent to the Company (the "Put Notice"), require the Company to purchase all of the Preferred Shares or the Warrants and Warrant Shares, as applicable, then outstanding at the Put Price determined as of the date of the Put Notice. An exercise of the Put by the Triggering Holder shall be binding upon all Preferred Shareholders or all Warrant Holders, as applicable, all of whom shall be obligated to sell all of their Preferred Shares or Warrants and Warrant Shares to the Company at such time in accordance with and subject to this Section 3.4. The Put Notice shall set forth a date (which shall be not less than sixty 60 days, nor more than ninety 90 days after the date of the Put Notice and which shall be a Business Day) (the "Put Closing Date") for the purchase and sale of the Preferred Shares or Warrants and Warrant Shares with respect to which the Put is exercised (the "Put Securities"). Promptly upon the receipt by the Company of a Put Notice, the Company shall deliver a notice to each other Preferred Shareholder or Warrant Holder setting forth (1) that a Triggering Holder has exercised the Put on behalf of all Preferred Shareholders or Warrant Holders, as applicable, (2) the Put Closing Date and (3) to the extent determined, the Put Price. If the Put Price has not been determined at such time, the Company shall promptly notify all Preferred Shareholders or Warrant Holders of the amount of the Put Price as soon as such Put Price is determined. On the Put Closing Date, each Preferred Shareholder or Warrant Holder, as applicable, shall deliver the certificates evidencing the Put Securities held by such Person to the Company duly endorsed, free and clear of all Liens (other than any arising under this Agreement or under applicable securities Laws), and the Company shall pay to such Preferred Shareholder or Warrant Holder an amount equal to the sum of (i) the Put Price with respect to the Preferred Shares and
(ii) the sum of (A) the Put Price with respect to the Common Stock multiplied by the number of Warrant Shares included in such Put Securities, plus (B) (1) the Put Price with respect to the Common Stock multiplied by the number of Warrant Shares which would be purchased upon an exercise of all Warrants included in such Put Securities, less (B) the aggregate Warrant Exercise Price which would be required to be paid by such Holder to exercise all Warrants held by such Holder ("Put Purchase Price"). The amount payable by the Company to any Preferred Shareholder or Warrant Holder upon exercise of the Put shall be paid by certified or cashier's check, by wire transfer or other immediately available funds. In the event that the Company defaults on its obligation to purchase all of the Put Securities upon exercise of the Put by any Triggering Holder because the Company does not have cash available to honor such Put, or because the Put is exercised as a result of a Material Event of Default or Mandatory Redemption Event and restrictions contained in the Wachovia Senior Debt Documents which have not been waived by Wachovia after the reasonable best efforts of the Company to obtain such waiver, the Triggering Holder may elect on behalf of all Preferred Shareholders or Warrant Holders, as applicable, in addition to any other rights or remedies of such Triggering Holder, either to (x) rescind the exercise of the Put, in which case the Put will remain in full force and effect,
(y) accept partial payment of the Put Purchase Price (pro rata among all Preferred Shareholders or Warrant Holders, as applicable) in an amount equal to the amount of cash which the Company has available for payment of the Put Purchase Price on the Put Closing Date and either (I) rescind the exercise of the Put with respect to the Put Securities which could not be purchased in cash, in which case the Put will remain in full force and effect with respect to such unpurchased Put Securities or (II) receive a Put Note in a principal amount equal to the amount of the Put Purchase Price which could not be paid in cash on the Put Closing Date or (z) to receive a Put Note in a principal amount equal to the applicable Put Purchase Price. In the event the Put Notice is delivered prior to the Warrant Expiration Date, the Put shall remain enforceable with respect to the applicable Put Securities notwithstanding that the Warrant Expiration Date may occur prior to the Put Closing Date. The failure of any Holder to deliver the certificates evidencing Put Securities held by such Holder to the Company shall not limit or impair the right of such Holder to receive the consideration to be paid to such Holder upon exercise of the Put. However, the Company may withhold payment of such consideration pending receipt from such Holder of such certificates or evidence that such certificates have been mutilated, lost, stolen or destroyed as contemplated by Section 4.3 hereof. Pending delivery of such certificate(s) (or other evidence), the consideration to be paid to such Holder shall be held in trust by the Company for such Holder and shall be set aside in a separate account for the benefit of such Holder, segregated from the other assets of the Company.

                  (b) If the Company is unable to purchase all Put Securities on the applicable Put Closing Date due to state law restrictions, the Company shall purchase all Put Securities which it is then permitted to purchase without violating such state law restrictions (on a pro rata basis from each Holder exercising the Put), and the Company shall purchase the remaining Put Securities as soon thereafter as possible without violating such state law restrictions; provided, that in the event the purchase of such remaining securities is postponed for more than ninety (90) days following the original Put Closing Date, the Holders exercising the Put shall have the right to have the Put Price redetermined as of such date and may elect to have the Put Price be the higher of the original Put Price or the Put Price determined at such later date.

         SECTION 3.5. Reservation and Issuance of Warrant Shares. (a) the Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants.

                  (b) the Company covenants that all Warrant Shares issued by it will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all Taxes with respect to the issuance thereof and free from all Liens other than Liens arising by, through or under the Warrant Holder to whom such Warrant Shares were issued.

                                   ARTICLE IV

                             TRANSFER OF SECURITIES

         SECTION 4.1. Restrictions on Transfer. The Investors understand and agree that the Securities and the Warrant Shares have not been registered under the Securities Act or any state securities Laws, and that accordingly, they will not be fully transferable except as permitted under various exemptions contained in the Securities Act and applicable state securities Laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and applicable state securities Laws. The Investors acknowledge that they must bear the economic risk of their investment in the Securities and the Warrant Shares for an indefinite period of time (subject, however, to the redemption obligations applicable to the Preferred Shares, the Company's obligations with respect to the Put and to register the Warrant Shares pursuant to the Registration Rights Agreement) since they have not been registered under the Securities Act and applicable state securities Laws and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Absent an effective notification under Regulation A or a registration statement under the Securities Act and applicable state securities Laws covering the disposition of the Securities and Warrant Shares and, the Investors will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities or the Warrant Shares absent a valid exemption from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities Laws.

         SECTION 4.2. Registration, Transfer and Exchange of Warrants. (a) The Company shall maintain at the offices of the Company as set forth on the signature pages of this Agreement, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Company shall register the outstanding Warrants and Warrant Certificates issued to the Investors. The Company may deem and treat the registered Warrant Holders as the absolute owners of the Warrants registered to such holders and (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the Warrant Holders, and for all other purposes.

                  (b) Upon satisfaction of each condition set forth in Section
4.1 hereof, the Company shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate(s) evidencing such Warrants to the Company at the offices of the Company as set forth on the signature pages of this Agreement, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Warrant Holder or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be canceled. If less than all the Warrants evidenced by a Warrant Certificate(s) surrendered for transfer are to be transferred, a new Warrant Certificate(s) shall be issued to the Warrant Holder surrendering such Warrant Certificate(s) evidencing such remaining number of Warrants.

                  (c) Warrant Certificates may be exchanged at the option of the Warrant Holder(s) thereof, when surrendered to the Company at the offices of the Company as set forth on the signature pages of this Agreement, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

                  (d) No charge shall be made for any such transfer or exchange except for any Tax or other governmental charge imposed in connection therewith.

         SECTION 4.3. Mutilated or Missing Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, Tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate.

                                    ARTICLE V

                                   CONDITIONS

         SECTION 5.1. Conditions Precedent to Closing. The obligations of the Investors to purchase the Securities pursuant to Section 2.1 are subject to the satisfaction of each of the conditions precedent set forth in this Section 5.1 on or before 10:00 a.m. (Dallas, Texas time) on the Closing Date. In the event all of the conditions precedent set forth in this Section 5.1 are not satisfied by such time, the Investors may, at their option, terminate this Agreement and the other Transaction Documents and all obligations of the Investors hereunder and thereunder.

         (a) Closing Deliveries. The Company shall have delivered to the Investors, in form and substance satisfactory to the Investors each of the following:

                           (i) certificates issued to each of the Investors by the Company evidencing the Preferred Shares to be purchased by such Investors pursuant to Section 2.1;

                            (ii) Warrant Certificates issued to each of the Investors by the Company evidencing the Warrants to be purchased by such Investors pursuant to Section 2.1;

                            (iii) the Registration Rights Agreement duly executed and delivered by the Company, the Investors and the other parties thereto;

                            (iv) the Shareholders Agreement duly executed and delivered by the Company, the Investors and the other parties thereto;

                            (v) each of the Ancillary Agreements, accompanied by a certificate from an Authorized Officer stating that (A) except as expressly disclosed therein, none of such Ancillary Agreements have been amended or modified in any respect and no rights of any party thereunder have been waived, (B) no other party to any of the Ancillary Agreements is in default of its obligations thereunder, and (C) the Ancillary Agreements are valid, binding and enforceable obligations of each party thereto in accordance with the terms and are in full force and effect;

                            (vi) a favorable opinion of Smith, Gambrell & Russell, LLP, counsel to the Company, in form and substance satisfactory to the Investors;

                            (vii) all resolutions, certificates and documents the Investors may request relating to (A) the organization, existence, good standing and foreign qualification of the Company and each of its Subsidiaries, (B) the corporate authority for the execution, delivery and enforceability of this Agreement, the other Transaction Documents, the Ancillary Agreements and the consummation of the Closing Transactions, (C) the stock ownership of the Company and each of its Subsidiaries, and (D) such other matters relevant to the foregoing as the Investors shall reasonably request, all of which shall be in form and substance satisfactory to the Investors;

                            (viii) the Pro Forma Opening Balance Sheet in form and substance satisfactory to each Investor;

                            (ix) complete and accurate Assurance of Compliance and Size Status Declaration Forms promulgated by the Small Business Administration duly executed by the Company and the information necessary to complete the Small Business Administration Portfolio Financing Report (Form 1031);

                            (x) evidence satisfactory to each Investor that all Closing Transactions have been consummated;

                            (xi) a certificate from an Authorized Officer of the Company certifying that (A) neither a Default nor an Event of Default has occurred, (B) each and every representation and warranty of the Company in the Transaction Documents is true and correct in all respects and (C) all conditions precedent to the consummation of the Transactions contemplated herein have been satisfied in all respects; and

                            (xii) such other documents, instruments and agreements as each Investor shall reasonably request.

The documents, certificates and opinions referred to in this Section 5.1(a) shall be delivered to the Investors no later than the Closing Date and shall, except as expressly provided otherwise, be dated the Closing Date.

         (b) Acquisitions. The TWR Acquisition and the MTG Acquisition shall have been consummated on terms and conditions acceptable to the Investors.

         (c) Wachovia Senior Credit Agreement. The transactions contemplated by the Wachovia Senior Credit Agreement have been consummated on terms and conditions acceptable to the Investors.

         (d) ACS Note Purchase Agreement. The transactions contemplated by the ACS Note Purchase Agreement have been consummated on terms and conditions acceptable to the Investors.

         (e) Legal Matters. All legal matters with respect to the Company and its Subsidiaries, the Transaction Documents and the Closing Transactions shall be acceptable to each Investor in its sole and absolute discretion.

         (f) Absence of Default. No Default or Event of Default shall have occurred which is continuing.

         (g) Representations and Warranties. The representations and warranties contained in this Agreement and in the other Transaction Documents shall be true and correct in all respects.

         (h) No Material Adverse Change. There shall not have occurred, in the sole and absolute discretion of the Investors, any material adverse change in
(i) the business, operations, assets, financial condition or prospects of the Company from that reflected in the financial statements referenced in Sections 6.6(a), (b) and (f) hereof, (ii) TWR and MTG or (iii) any other facts, conditions or circumstances which could have a Material Adverse Effect on the Company.

         (i) Payment of Expenses. The Company shall have paid in full all reasonable out of pocket fees, expenses and disbursements incurred by the Investors in connection with their investigation, underwriting, negotiation and closing of the transactions contemplated hereby, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to the Investors, to the extent incurred through the Closing Date, in connection with the preparation and negotiation of the Transaction Documents and closing of the transactions contemplated hereby. The Investors acknowledge that they have received a $30,000 deposit from the Company to cover a portion of such expenses.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Investors to purchase the Securities to be purchased by it hereunder, the Company hereby represents and warrants to the Investors that each of the following statements (a) is true and correct on the date hereof, and (b) will be true and correct after giving effect to the Closing Transactions.

         SECTION 6.1. Corporate Existence and Power. Each of the Company and each of its Subsidiaries (a) is a corporation, duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation set forth on Schedule 6.1 attached hereto, (b) has all corporate power and authority necessary to carry on its business as now conducted and as proposed to be conducted, and (c) is duly qualified as a foreign corporation in each jurisdiction set forth on Schedule 6.1 which constitutes all jurisdictions where a failure to be so qualified could have a Material Adverse Effect on the Company or such Subsidiary.

         SECTION 6.2. Corporate and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (other than filings with any applicable securities regulatory authorities to perfect exemptions from the registration or qualification requirements of applicable securities Laws and which will be made immediately following the Closing Date), and, except for matters which have been waived in writing by the appropriate Person, do not contravene, or constitute a default under, any provision of applicable Law or of the Charter Documents or of any material judgment, injunction, order, decree or Material Agreement binding upon the Company or any of its Subsidiaries or its respective assets, or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

         SECTION 6.3. Binding Effect. This Agreement constitutes the valid and binding agreement of the Company; each other Transaction Document when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of the Company, in each case enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.4. Capitalization. Schedule 6.4 attached hereto accurately and completely sets forth for each of the Company and its Subsidiaries (a) its jurisdiction of incorporation and current existence, (b) each jurisdiction in which it is qualified to transact business as a foreign corporation, (c) its authorized, issued and outstanding capital stock of every class, and (d) the names of the record, and to the Company's knowledge, beneficial owner, of its capital stock of every class, including the number and class of shares held by each such stockholder. Except as set forth on Schedule 6.4 hereto and except for the Warrants and preemptive rights expressly set forth in the Shareholders Agreement and registration rights provided in

Registration Rights Agreement, (x) there are not outstanding any options, warrants or other rights to acquire capital stock of any class of the Company or any of its Subsidiaries or securities convertible into capital stock of the Company or any of its Subsidiaries of any class, (y) no Person has any preemptive or similar rights with respect to any subsequent issue of stock by the Company or any of its Subsidiaries, and (z) no Person has any right to require the Company or any of its Subsidiaries to register any securities of the Company or any of its Subsidiaries under the Securities Act.

         SECTION 6.5. Issuance of Securities. The Securities, when issued upon payment of the applicable Purchase Price in accordance with Section 2.1, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all Liens, claims and encumbrances including pre-emptive rights. The Warrant Shares, when issued upon an exercise of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all Liens, claims and encumbrances, including, without limitation, all preemptive rights.

         SECTION 6.6. Financial Information. (a) The consolidated balance sheets of the Company as of December 31, 1997 and 1998, and the related consolidated statements of income and changes in financial position for the Company's fiscal year then ended (or portion thereof with respect to 1997), reported on by KPMG Peat Marwick LLP fairly present, in conformity with GAAP, the consolidated and consolidating financial position of the Company as of such date and its consolidated and consolidating results of operations and changes in financial position for the fiscal year then ended (or portion thereof with respect to 1997).

                  (b) The consolidated balance sheet of the Company as of September 30, 1999, and the related consolidated statement of income and cash flow for the portion of the Company's fiscal year then ended fairly presents, in conformity with GAAP, the consolidated and consolidating financial position of the Company as of such date and its consolidated and consolidating results of operations and changes in financial position for the portion of the Company's fiscal year then ended.

                  (c) Except as set forth on Schedule 6.6(c), neither the Company nor any of its Subsidiaries has incurred, and there is not outstanding with respect to the Company or any of its Subsidiaries, any Debt, material liability or material obligation (whether accrued, absolute, contingent, liquidated or otherwise) other than (i) obligations under Material Agreements described in Schedule 6.7 attached hereto, (ii) trade payables incurred in the ordinary course of business, none of which are more than one hundred twenty
(120) days past the invoice date, (iii) obligations under the Operating Leases described on Schedule 6.13 attached hereto, (iv) the Obligations, and (v) other liabilities set forth in the Pro Forma Opening Balance Sheet.

                  (d) Since September 30, 1999, there has been no material adverse change in the business, financial position, results of operations or prospects of the Company or any of its Subsidiaries.

                  (e) The Pro Forma Opening Balance Sheet fairly presents what the consolidated financial position of the Company and its Subsidiaries will be immediately after giving effect to the Closing Transactions.

                  (f) Except as set forth on Schedule 6.6(f), all financial statements concerning TWR and MTG which have been delivered to the Investors as of the date hereof fairly present in conformity with

GAAP the financial position of the Person covered thereby as of dates thereof and the results of operations of the Persons covered thereby for the periods then ended.

                  (g) The Projections set forth a reasonable estimate as of the date hereof of the Company's consolidated financial condition and results of operations for the dates and periods covered thereby. The assumptions disclosed in the Projections were reasonable when the Projections were prepared. The Company believes such assumptions continue to be reasonable on the date hereof.

         SECTION 6.7. Material Agreements. Schedule 6.7 attached hereto contains a complete and accurate description of every Material Agreement to which the Company or any of its Subsidiaries is a party (other than the Transaction Documents) or by which the Company or any of its Subsidiaries or any of their respective assets are bound (including all amendments and modifications thereto). The Company has provided each Investor with a true and correct copy of all such Material Agreements, including all amendments and modifications thereof. No rights or obligations of any party to any of such Material Agreements has been waived, and no party to any of such Material Agreements is in default of its obligations thereunder. Each of such Material Agreements is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect.

         SECTION 6.8. Ancillary Agreements. The Company has provided each Investor with a true and correct copy of all of the Ancillary Agreements including all amendments and modifications thereto. No rights or obligations of any party to any of such Ancillary Agreements have been waived, and no party to any of such Ancillary Agreements is in default of its obligations thereunder. Each of such Ancillary Agreements is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and affect. Each representation and warranty of all parties to the Ancillary Agreements are true and correct in all respects.

         SECTION 6.9. Investments. Neither the Company nor any of its Subsidiaries has any outstanding Investments other than Permitted Investments.

         SECTION 6.10. Outstanding Debt. Schedule 6.10 attached hereto contains a complete and accurate description of all Debt of the Company and each of its Subsidiaries outstanding on the date hereof. Neither the Company nor any of its Subsidiaries is in default in payment of any Debt with respect to which it is an obligor or in default of any covenant, agreement, representation, warranty or other term of any document, instrument or agreement evidencing, securing or otherwise pertaining to any such Debt.

         SECTION 6.11. Transactions with Affiliates. Schedule 6.11 attached hereto contains a complete and accurate description of all contracts, agreements and other arrangements (whether written, oral, express or implied) between the Company or any of its Subsidiaries and any Affiliate of the Company and its Subsidiaries in existence on the date hereof, including, without limitation, a complete and accurate description of all Investments of any the Company or any of its Subsidiaries in any Affiliate of the Company or any of its Subsidiaries.

         SECTION 6.12. Employment Matters. Schedule 6.12 attached hereto contains a complete and accurate list as of the date hereof of all employees of the Company and each of its Subsidiaries who either (a) have been, or will be paid cash compensation in the twelve month period ending December 31, 1998 of $100,000 or more, or (b) are projected to earn in cash compensation $100,000 or more in the twelve (12) month period ending December 31, 1999. Such schedule also sets forth for the current fiscal year the annual salary (including projected bonuses and other cash compensation) of all such employees and all benefits (other than health insurance benefits and other similar benefits which are both customary in the industry in which the Company or any of its Subsidiaries is engaged and provided to all full time employees of the Company or any of its Subsidiaries generally) provided to such employees.
Schedule 6.12 also contains a complete and accurate description of all employment contracts, consulting agreements, management agreements, non-compete and similar agreements to which the Company or any of its Subsidiaries is a party on the date hereof.

         SECTION 6.13. Operating Leases. Schedule 6.13 attached hereto contains a complete and accurate description of all Operating Leases to which the Company or any of its Subsidiaries is a party as of the date hereof which require Rental payments of $50,000 or more per year. The aggregate amount of all Rental payments under all Operating Leases to which the Company and its Subsidiaries are parties on the date hereof does not exceed $1,800,000 per year.

         SECTION 6.14. Litigation. Except as set forth on Schedule 6.14, there is no action, suit or proceeding pending against, or to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any Governmental Authority.

         SECTION 6.15. ERISA. Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to any Plan or any Pension Plan other than those disclosed on Schedule 6.15 attached hereto. Each such Plan is in compliance in all material respects with its terms and the applicable provisions of ERISA and the IRC. Except as required by law, none of the Company or any of its Subsidiaries nor any ERISA Affiliate has any commitment to create any additional Plan. Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate has ever sponsored, adopted, maintained or been obligated to contribute to, or had any liability under, any Pension Plan. There is no material violation of ERISA with respect to the filing of applicable reports, documents and notices regarding the Plans with the Secretary of the Treasury or the furnishing of such documents to the participants and beneficiaries of the Plans, and, to the best of the Company's knowledge, with respect to each Plan all other reports required under ERISA or the IRC to be filed with any Governmental Authority have been duly filed and all such reports are true and correct in all material respects as of the dates given. Each Plan that is intended to be "qualified" within the meaning of section 401(a) of the IRC is, and has been during the period from its adoption to date, so qualified, both as to form and, to the best of the Company's knowledge, has been qualified operation, and all necessary governmental approvals, including a favorable determination as to the qualification under the IRC of each of such Plans and each amendment thereto, have been timely obtained or application for a favorable determination will be filed prior to the applicable filing deadlines. Except as disclosed on Schedule 6.15 attached hereto, each trust created under any such Plan intended to be qualified within the meaning of section 401(a) of the IRC and each trust described in section 501(c)(9) of the IRC is exempt from federal income taxation under section 501(a) of the IRC and has been so exempt during the period from creation to date. The Company has no pending or, to the best of the Company's knowledge, threatened claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and the Company has no knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan. Neither the Company nor any of its Subsidiaries has received notice of any pending investigations, inquires or audits with respect to any Plan by any regulatory agency. Neither the Company nor any of its Subsidiaries has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the IRC, in connection with any Plan. Neither the Company nor any of its Subsidiaries maintains or has established any Plan which is a welfare benefit plan within the meaning of section 3(1) of ERISA which
provides for retiree medical liabilities or continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder, and at the expense of the participant or the beneficiary of the participant. The Company and each of its Subsidiaries that maintains a Plan that is a welfare benefit plan within the meaning of section 3(1) of ERISA has complied with any applicable notice and continuation requirements of COBRA and the regulations thereunder. To the best of the Company's knowledge, none of the Company or any of its Subsidiaries maintains, has established, or has ever participated in, a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

         SECTION 6.16. Taxes and Filing of Tax Returns. The Company and each of its Subsidiaries has filed all Tax returns required to have been filed by it and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by the Company or any of its Subsidiaries. The Company does not know of any proposed Tax assessment against the Company or any of its Subsidiaries and all Tax liabilities of the Company and each of its Subsidiaries are adequately provided for and no Tax liability of the Company or any of its Subsidiaries has been asserted by the Internal Revenue Service or any other Governmental Authority for Taxes in excess of those already paid.

         SECTION 6.17. Ownership of Properties; Liens. The Company and each of its Subsidiaries has good and marketable fee simple or leasehold title to their respective properties and assets, real and personal, including, without limitation, all assets reflected in the Pro Forma Opening Balance Sheet and all assets which are used by the Company and its Subsidiaries in the operation of their respective businesses, and none of such properties or assets is subject to any Lien of any kind, other than Permitted Encumbrances. Schedule 6.17 attached hereto contains an accurate and complete description of all real property owned, leased or otherwise utilized by the Company or any of its Subsidiaries, including the name of the owner or lessee of such real property and a complete description of leases related thereto.

         SECTION 6.18. Licenses, Permits, Etc. The Company and each of its Subsidiaries possess all franchises, certificates, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities as are necessary to carry on their respective businesses as now being conducted and as proposed to be conducted, except to the extent a failure to have such franchises, certificates, licenses, permits, consents, authorizations, exemptions and orders could not have a Material Adverse Effect.

         SECTION 6.19. Proprietary Rights. The Company and each of its Subsidiaries has ownership of, or valid licenses to use, all trademarks, copyrights, patents and other proprietary rights used in their respective businesses. To the best of the Company's knowledge, the operation of the businesses of the Company and its Subsidiaries does not infringe any patent, copyright, trademark or other proprietary rights of others, and, neither the Company nor any of its Subsidiaries has received any notice from any third party of any such alleged infringement by the Company or any of its Subsidiaries. The Company and each of its Subsidiaries has taken reasonable steps to establish and preserve its respective ownership of all patents, copyrights, trademarks, trade secrets and other proprietary rights. The Company is not aware of any infringement by others of its or any its Subsidiaries' patents, copyrights, trademarks or other proprietary rights.

         SECTION 6.20. Compliance with Laws. The business and operations of the Company and each of its Subsidiaries have been and are being conducted in all material respects in accordance with all applicable Laws.

         SECTION 6.21. Environmental Matters. Except with respect to matters that individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect, (a) No part of the Company or any of its Subsidiaries' assets, including, without limitation, any real property owned or leased by the Company or any of its Subsidiaries contains Environmental Contamination, (b) none of the Company or any of its Subsidiaries has caused or suffered to occur any Hazardous Discharge, (c) none of the Company or any of its Subsidiaries has been and such Persons are not currently involved in operations at or near any real property owned, operated or leased by the Company or any of its Subsidiaries which could reasonably be expected to lead to the imposition on the Company or any of its Subsidiaries of liability or creation of a Lien on the Company or any of its Subsidiaries's assets under any Environmental Law and Laws, (d) none of the Company or any of its Subsidiaries has any knowledge of any Environmental Complaint relating to past or present operations of the Company or any of its Subsidiaries, (e) no Environmental Complaint has been received by the Company or any of its Subsidiaries in connection with any Hazardous Discharge at any properties or assets owned or leased by other Persons except with respect to matters which have been fully and finally resolved to the satisfaction of such Persons and the parties making the Environmental Complaint,
(f) all activities of the Company and its Subsidiaries are being and have been and will at all times in the future be conducted in compliance with all applicable Environmental Law and Laws, and (g) there are no facts, conditions or circumstances, which if discovered by a Governmental Authority or other party, could form the basis for or could cause such Governmental Authority or other party to assert an Environmental Complaint.

         SECTION 6.22. Burdensome Obligations. Neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any Law, rule, regulation, order or decree of any Governmental Authority or any pending or threatened change of Law, rule, regulation, order or decree of any Governmental Authority, or is subject to any restriction under its Charter Documents or under any agreement or instrument to which it is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a Material Adverse Effect on the business, operations or financial condition of the Company or any of its Subsidiaries.

         SECTION 6.23. Fiscal Year. The Company's fiscal year is from January 1 to December 31.

         SECTION 6.24. No Default. Neither a Default nor an Event of Default has occurred.

         SECTION 6.25. Insurance. Schedule 6.25 attached hereto contains a complete and accurate list and description of all insurance policies maintained by the Company as of the date hereof.

         SECTION 6.26. Government Regulation. Neither the Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding the Company Act of 1935, the Interstate Commerce Act (as either of the preceding acts have been amended), or any other Law which regulates the incurring by the Company or any of its Subsidiaries of Debt, including, but not limited to, Laws relating to common contract carriers of the sale of electricity, gas, steam, water or other public utility services.

         SECTION 6.27. Casualties. Neither the businesses nor the properties of the Company or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance).

         SECTION 6.28. Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940 as amended. Neither the Company nor any of its Subsidiaries is controlled by such a company.

         SECTION 6.29. Securities Laws. The offer, issuance and sale of the Securities and the Warrant Shares (a) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities Laws, and (c) are and will be accomplished in conformity with all other federal and applicable state securities Laws.

         SECTION 6.30. Brokers and Finders. Schedule 6.30 attached hereto sets forth all arrangements (including amounts payable by the Company or any of its Subsidiaries in connection therewith) pursuant to which any Person has, or as a result of the Closing Transactions will have, any right or valid claim against the Company or any of its Subsidiaries for any commission, fee or other compensation as an investment banker, finder or broker, or in any similar capacity, other than fees payable to the Investors. No Person has or will have any right or valid claim against either Investor for any such commission, fee or other compensation. The Company will indemnify and hold each Investor harmless against any liability or expense arising out of, or in connection with, any such right or claim (including, without limitation, claims arising out of the matters disclosed on Schedule 6.30).

         SECTION 6.31. Full Disclosure. No information heretofore furnished by or on behalf of the Company or any of its Subsidiaries to either Investor for the purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby, contained, and no written information hereafter furnished by or on behalf of the Company or any of its Subsidiaries to either Investor for purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby will contain, any untrue statement of a material fact or omit a material fact necessary to make the statements therein not misleading. There is no fact or circumstance known to the Company which may have a Material Adverse Effect on the Company or any of its Subsidiaries which has not been disclosed to each Investor.

         SECTION 6.32. Small Business Concern. The Company, together with its "affiliates" (as that term is defined in Title 13, United States Code of Federal Regulations Section 121.103) is a "small business concern" within the meaning of
Section 107.50 of Title 13 of the United States Code of Federal Regulations. The information to be included in the forms referred to in Section 5.1(a)(ix) hereof, when such forms are completed and executed by the Company, will be accurate and complete in all respects.

         SECTION 6.33. Year 2000. Any reprogramming required to permit the proper functioning in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Company or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of the Company or any of its Subsidiaries interface), and the testing of all such systems and other equipment as so reprogrammed, will be completed on or prior to November 30, 1999. Except for any reprogramming referred to above, the computer systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be sufficient for the conduct of their business as currently conducted.

                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         In order to induce the Company to issue and sell the Securities to the Investors hereunder, each Investor hereby severally (but not jointly) represents and warrants to the Company, with respect to itself only, as follows:

         SECTION 7.1. Due Authorization; No Conflicts. The execution, delivery and performance by each of the Investors of this Agreement and the Shareholders Agreement (a) are within each Investor's partnership powers, (b) have been duly authorized by all necessary partnership or corporate action on the part of each of the Investor, and (c) do not conflict with or violate any law, rule or regulation applicable to each Investors, including, without limitation, applicable regulations of the Small Business Administration.

         SECTION 7.2. Securities Representations.

                  (a) No Intended Distribution. Each Investor is acquiring the Securities to be purchased by it (and, if the Warrants are exercised, the Warrant Shares) for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

                  (b) Accredited Investor. Each Investor is an "accredited investor" within the meaning of Rule 501 under the Securities Act. Neither Investor was organized for the specific purpose of acquiring the Securities.

                  (c) Investment Experience. Each Investor has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company, and each Investor is able financially to bear the risks thereof.

                  (d) Access to Books and Records; Opportunity to Ask Questions.

                      (i) Each Investor has been given full and adequate access to, and an opportunity to inspect and review, the financial statements of the Company and to all such other books an records of the Company relating to the business, finances and operations of the Company.

                      (ii) Each Investor has been given the opportunity to ask questions of, or receive answers from, the executive officers and directors of the Company concerning the business, financial condition and prospects of the Company.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         The Company agrees to comply in every respect with each covenant contained in this Article VIII; provided, that, to the extent specifically indicated in any section of this Article VIII, the Company shall not be obligated to comply with the covenants contained in such section after the Redemption Date; and, provided, further, that, the Company shall not be required to comply with any covenant contained in this Article VIII (a) after the Redemption Date to the extent the Warrants and Warrant Shares then outstanding represent less than five percent (5%) of the issued and outstanding Common Stock of the Company on a Fully Diluted Basis or (b) after the Redemption Date and after the consummation of a Qualified Public Offering so long as the Company complies with all applicable reporting requirements under the Exchange Act.

         SECTION 8.1. Information. The Company will deliver, or cause to be delivered, to each Preferred Shareholder and Warrant Holder:

                  (a) Annual Statements. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flow for such fiscal year, setting forth in each case (i) in comparative form the figures for the previous fiscal year, and (ii) comparative figures with respect to the operating budget required to be delivered pursuant to Section 8.1(d) hereof, all reported by the Company in accordance with GAAP and audited by independent public accountants of nationally recognized standing;

                  (b) Monthly Statements. As soon as available, and in any event within thirty (30) days after the end of each calendar month, a listing of all outstanding performance and payment bonds (which only needs to be delivered every third month), a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the end of such month and the related consolidated statements of income and cash flow for such month, setting forth in each case (i) in comparative form the figures for the corresponding month of the Company's previous fiscal year, and (ii) comparative figures with respect to the operating budget required to be delivered pursuant to Section 8.1(d) hereof, all certified as to fairness of presentation, GAAP and consistency by the Financial Officer of the Company; provided, that, such financial statements are subject to normal year end audit adjustments, which in the aggregate will not be material, and such financial statements may not conform to GAAP to the extent they do not contain footnotes;

                  (c) Financial Officer's Certificate. Together with the financial statements and related information required to be delivered to the holders of Securities pursuant to Sections 8.1(a) and (b) hereof, a certificate of the Financial Officer of the Company which shall, (i) until the Redemption Date, set forth in reasonable detail the calculations required to establish whether the Company were in compliance with the requirements of Article X hereof on the date of such financial statements, (ii) state whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Company is taking or propose to take with respect thereto, and (iii) state whether or not such financial statements fairly reflect the consolidated business and financial condition of the Company and its Consolidated Subsidiaries as of the date of the delivery of such financial statements;

                  (d) Budget. On or before fifteen (15) days before the commencement of each fiscal year of the Company, an operating budget for the Company for such fiscal year which shall be prepared in the form of the monthly financial statements required to be delivered pursuant to Section 8.1(b) hereof, and shall set forth projected revenues, operating expenses, income, cash flow, Capital Expenditures, Debt and balance sheet conditions of the Company for such fiscal year. Such budget shall (i) be based on assumptions set forth therein which the Company believes to be reasonable at the time such budget is delivered to the holders of the Securities, (ii) be prepared based on sound financial planning practices, (iii) represent the Company's best estimate based on then existing circumstances of the financial condition and results of operation for the Company for such fiscal year, and (iv) be accompanied by a certificate of the Financial Officer of the Company certifying as to the matters set forth in
(i), (ii) and (iii) preceding;

                  (e) Accountant's Letters. In addition to the audit report required by Section 8.1(a) hereof, copies of all "management letters", reports or other material information or correspondence provided to the Company by its auditors;

                  (f) Defaults. Immediately upon any Authorized Officer of the Company becoming aware of the occurrence of any Default hereunder, a certificate of an Authorized Officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

                  (g) Shareholder Information. Promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                  (h) SEC Reports. Promptly upon the filing thereof, copies of all registration statements, amendments and supplements thereto and annual, quarterly or special reports and amendments thereto which the Company may file with the Commission;

                  (i) Litigation. Promptly upon any Authorized Officer of the Company becoming aware thereof, notice (i) of the commencement of any litigation, arbitration or similar proceeding by or against the Company or any of its Subsidiaries in which the amount in controversy is in excess of $100,000,
(ii) of the occurrence of any event or existence of any condition which could reasonably be anticipated to have a Material Adverse Effect on the Company or any of its Subsidiaries, or (iii) of the occurrence of a default under any Debt owing by the Company or any of its Subsidiaries or any default under any Material Agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their properties is bound; and

                  (j) Other Information. From time to time such additional information regarding the financial position or businesses of the Company or any of its Subsidiaries as any holder of Securities may reasonably request.

         SECTION 8.2. Right of Inspection. The Company will, and will cause each of its Subsidiaries to, permit any officer, employee or agent of any holder of Securities or any of its Affiliates upon reasonable notice and during normal business hours to visit and inspect any of the assets of the Company or any of its Subsidiaries, to examine the Company's or any its Subsidiaries' books, records, accounts and correspondence, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with their respective officers, accountants, auditors and customers, including the review of any assets of the Company or any its Subsidiaries located at third-party locations.

         SECTION 8.3. Maintenance of Insurance. The Company will, and will cause each of its Subsidiaries to, at all times maintain or cause to be maintained insurance issued by insurers of recognized responsibility covering such risks and in such amounts as are customary in the case of companies of established reputation engaged in the same or similar business and similarly situated.

         SECTION 8.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, pay when due (a) all Taxes imposed upon it or its respective assets and, with respect to its respective franchises, business, income or profits, pay such Taxes before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of each holder of Securities is the subject of any pending levy or execution, and (ii) the Company has notified each holder of Securities of such circumstances in reasonable detail.

         SECTION 8.5. Compliance with Laws and Documents. The Company will, and will cause each of its Subsidiaries to, comply in all material respects with the provisions of (a) all Laws, (b) its Charter Documents, and (c) every Material Agreement to which the Company or any of its Subsidiaries is a party or by which the Company's or any of its Subsidiaries' properties are bound.

         SECTION 8.6. Operation of Properties and Equipment. The Company will, and will cause each of its Subsidiaries to, at all times, maintain, preserve and keep all operating equipment used or useful in the operation of their respective businesses in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such equipment shall at all times be properly preserved and maintained; provided, that, no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if the Company shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the Company's and its Subsidiaries' businesses.

         SECTION 8.7. Additional Documents. The Company will, and will cause each of its Subsidiaries to, cure promptly any defects in the creation and issuance of the Securities, and the execution and delivery of this Agreement and the other Transaction Documents, and, at the Company's sole expense, promptly and duly execute and deliver, and cause each of its Subsidiaries to promptly execute and deliver, to the holders of the Securities, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company and each of its Subsidiaries in this Agreement and the other Transaction Documents, all as may be reasonably necessary or appropriate in connection therewith.

         SECTION 8.8. ERISA. Within thirty (30) days after receipt thereof, the Company shall furnish to each holder of Securities (a) a copy of any notice, determination letter, ruling or opinion the Company or any of its Subsidiaries or any ERISA Affiliate receives from the United States Department of Labor or the Internal Revenue Service with respect to any Plan, (b) notification of any material increases in the benefits of any existing Plan or the establishment of any new Plan, or the commencement of contributions to any Plan to which the or any of its Subsidiaries or any ERISA Affiliate was not previously contributing, and (c) notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality affecting the Company or any of its Subsidiaries or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.

         SECTION 8.9. Election as Director; Directors Meetings; Representation.
(a) As provided in the Series D Stock Designation, the Preferred Shareholders (or the Warrant Holders after the Redemption Date) shall have the right to elect one (1) person to the Company's board of directors. After the Redemption Date, the Warrant Holders shall have the right to designate one person to be elected to the Company's board of directors and the Company shall cause its shareholders to elect such person designated by the Warrant Holders. At any time when either of the Preferred Shareholders or the Warrant Holders, as the case may be, have not made such designation, the Company shall permit a representative of the Preferred Shareholders or the Warrant Holders, as the case may be, to attend as an observer all meetings of the Company's board of directors. At any time when the Preferred Shareholders or the Warrant Holders, as the case may be, have the right to require its designee to be elected to the board of directors of the Company pursuant to the Series D Stock Designation or this Section 8.9, the Company shall hold a meeting of its board of directors not less often than quarterly and will provide the Preferred Shareholders' or the Warrant Holders', as the case may be, designee on the board (or its representative observer) the same notice of meetings provided to other directors generally; provided, that, in no event will the Company provide such designee or representative observer less than five (5) Business Days' notice of any meeting of the board of directors (or less than two (2) Business Days' notice in the case of any telephonic meeting of the board of directors).

         (b) In the event the Company proposes to take any action by written consent of directors in lieu of a meeting, the Company shall provide a copy of the proposed written consent to the Preferred Shareholders' or Warrant Holders' designee or representative observer not less than one (1) Business Day prior to the date such consent is to be executed. The Company will provide to the Preferred Shareholders' or the Warrant Holders' designee or representative observer all other written information provided to directors of the Company generally.

         (c) The Company will reimburse the Preferred Shareholders' or the Warrant Holders', as the case may be, designee or representative observer of all reasonable costs incurred in connection with attending any meeting of the board of directors or otherwise incurred in connection with fulfilling its duties as a director of the Company. All directors designated or elected by the Preferred Shareholders or Warrant Holders shall be paid the same board of directors fees paid to all other non-employee directors of the Company.

         SECTION 8.10. Maintenance of Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in which true and correct entries in conformity with GAAP shall be made on a timely basis of all dealings and transactions in relation to the Company's and its Subsidiaries' businesses and activities.

         SECTION 8.11. Environmental Matters.

         (a) The Company will, and will cause each of its Subsidiaries to, comply with all Environmental Law and Laws applicable to their respective properties and operations, including, without limitation, all Hazardous Substances transportation, storage, disposal, remediation and similar requirements of applicable Environmental Law and Laws.

         (b) Notwithstanding any other provision contained within this Agreement or the other Transaction Documents, the Company shall immediately orally notify each holder of Securities of any Hazardous Discharge or the receipt of any Environmental Complaint relating to any property or assets owned by the Company or any of its Subsidiaries or affecting any properties or assets owned or leased by other Persons and shall furnish each holder of Securities with written notice of such Hazardous Discharge or Environmental Complaint within five (5) days of the oral notification.

         SECTION 8.12 Additional Subscription Rights. In the event that the Company determines to issue or sell additional, unissued or treasury shares of its capital stock (or securities convertible into or having a right to acquire or subscribe for such additional shares), subject to the limitation herein, the Company shall notify each Warrant Holder in writing of such determination and shall afford each of them the opportunity to subscribe for their respective ratable portion of such additional shares or securities, as the case may be, at the price and on the terms that such shares or securities, as the case may be, are proposed to be issued or sold by the Company in order that each Warrant Holder may maintain their respective proportionate interests in the Company. Each Warrant Holder shall have 15 calendar days from the date of such notice to notify the Company in writing of their respective intentions to purchase their respective ratable share of such shares or securities, as the case may be. The failure by a Warrant Holder to so notify the Company during such time period shall be deemed a waiver of such Warrant Holder's rights hereunder. If any issuance or sale of capital stock described in this section has not been completed within 150 days following the date that the Company delivers its notice to each Warrant Holder pursuant to this section, the Company shall not thereafter issue or sell any additional shares or securities described in this section without first offering such securities to each Warrant Holder in the manner provided above. Notwithstanding the foregoing, pursuant to this section, no Warrant Holder shall have the right to acquire (a) any shares of Common Stock to be sold in a Qualified Public Offering or (b) any Exempt Shares.

         SECTION 8.13 Year 2000. The Company shall, and shall cause each of its Subsidiaries to, take all actions reasonably necessary to assure that the Company's and its Subsidiaries' computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000. At the request of either Investor, the Company shall provide reasonable assurances satisfactory to the Investors of the Company's and its Subsidiaries' Year 2000 compatibility.

         SECTION 8.14 Unlocking Right. If at any time after November 1, 2004, the Company receives a bona fide, unsolicited offer from any Person to consummate a transaction which would result in a Sale and in which the consideration to be received by the Company's shareholders consist solely of cash or publicly traded securities (the "Offer"), then the Company shall provide within one (1) Business Day of the receipt of such Offer by the Company written notice to each Holder of the Offer which shall contain the material terms of the Offer ("Offer Notice"). For a period of thirty (30) days from the date of the Offer Notice, the Holders by written notice to the Company ("Acceptance Notice") shall have the right to elect to accept the Offer and sell the Securities owned by it on the terms and conditions set forth in the Offer. Upon receipt of any Acceptance Notice, the Company shall have the right to either (a) accept the Offer and consummate the transaction proposed in the Offer or (b) purchase all of the Securities held by such Holders at the Unlocking Price. If the Company elects to purchase all of the Securities held by such Holders at the Unlocking Price, the Company shall make payment for such Securities in cash within thirty
(30) days of the date of the Acceptance Notice.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Until the Redemption Date, the Company will comply in every respect with each covenant contained in this Article IX; provided, however, the Company shall not be required to comply with any covenant contained in this Article IX to the extent such non-compliance has been consented to in writing by the holders of a majority of the outstanding Preferred Shares.

         SECTION 9.1. Distributions. The Company will not, nor will it permit any of its Subsidiaries to, make any Distribution other than (a) Distributions to the Investors required hereunder, (b) the Subsidiaries of the Company may make Distributions to the Company and to wholly owned Subsidiaries of the Company (c) so long as no Default or Event of Default exists or would result from payment thereof and all accrued dividends on the Preferred Stock have been paid in full in cash, regularly scheduled cash Distributions in respect of the Junior Preferred Stock, and (d) regularly scheduled Distributions in respect of Junior Preferred Stock paid solely in shares of such class of Junior Preferred Stock for which such Distribution is being paid.

         SECTION 9.2. Business of the Company. The Company and its Subsidiaries will not engage in any business other than the business conducted as of the Closing Date.

         SECTION 9.3. Liens. The Company will not, and will not permit any of its Subsidiaries to, create, assume or permit to exist any Lien of any kind against any of the assets of any character of the Company or any of its Subsidiaries, whether owned as of the date of this Agreement or hereafter acquired, except Permitted Encumbrances.

         SECTION 9.4. Incurrence of Debt and Guarantees. The Company will not, and will not permit any of its Subsidiaries to, incur, become or remain liable for any Debt other than Permitted Debt.

         SECTION 9.5. Modification of Capitalization Documents; Ancillary Agreements. The Company will not, nor will it permit any of its Subsidiaries to, enter into any amendment or modification of its Charter Documents or the Ancillary Agreements or waive or fail to enforce any material right of the Company or any of its Subsidiaries thereunder; provided, however, the Company and its Subsidiaries shall be permitted to amend the Wachovia Senior Debt Documents and the ACS Subordinate Debt Documents so long as such amendments do not (a) accelerate the date on which payments are due under the Wachovia Senior Debt Documents or the ACS Subordinate Debt Documents, (b) increase the interest rate applicable to the Wachovia Senior Debt or ACS Subordinate Debt, or (c) make more restrictive any covenant in the Wachovia Senior Debt Documents or the ACS Subordinate Debt Documents.

         SECTION 9.6. Consolidations, Mergers, Sales of Assets, and Maintenance. The Company will not, nor will it permit any of its Subsidiaries to, (a) consolidate or merge with or into any other Person, (b) sell, lease, transfer or otherwise dispose of, in one or more transactions or series of transactions, assets of the Company and its Subsidiaries which represent five percent (5%) or more of the fair market value of all of the assets of the Company and its Subsidiaries, taken as whole (other than the sale of Inventory in the ordinary course of business or the sale or exchange of trade equipment), (c) terminate, or fail to maintain its existence in its jurisdiction of incorporation, or (d) terminate, or fail to maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain its good standing or qualification to transact business could have a Material Adverse Effect.

         SECTION 9.7. Use of Proceeds. The proceeds of the issuance and sale of the Securities hereunder will be used by the Company solely (a) to fund a portion of the purchase prices of the TWR Acquisition and the MTG Acquisition,
(b) to pay the fees and closing expenses directly related to the Closing Transactions and (c) for general corporate purposes including but not limited to the repayment of debt and funding working capital requirements.

         SECTION 9.8. Investments. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any Investment other than Permitted Investments.

         SECTION 9.9. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction with an Affiliate or make any payment to an Affiliate (whether in cash or property) of any type other than (a) compensation paid to the executive officers of the Company or any of its Subsidiaries which is permitted pursuant to Section 9.14 hereof and (b) advances for, and reimbursement of, reasonable travel, entertainment and similar expenses.

         SECTION 9.10. ERISA. The Company will not, and will not permit any of its Subsidiaries or any ERISA Affiliate to, directly or indirectly, (a) terminate any Pension Plan so as to result in any material liability to the Company or any of its Subsidiaries or any ERISA Affiliate, (b) establish, or become obligated to contribute to or provide benefits under, any Pension Plan,
(c) incur any obligation to provide post-employment health care benefits to any of their current or former employees, except as required by COBRA and except as required by the employment agreements described on Schedule 7.12 attached hereto, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice which could result in any material liability to the Company or any of its Subsidiaries or any ERISA Affiliate, or (e) permit to exist any circumstances with respect to any Pension Plan that would have a Material Adverse Effect.

         SECTION 9.11. Fiscal Year. The Company will not change its fiscal year.

         SECTION 9.12. Capital Expenditures. The Company will not, and will not permit any of its Subsidiaries to, make Capital Expenditures in any fiscal year in excess of $1,500,000.

         SECTION 9.13. Lease Obligations. The Company will not, and will not permit any of its Subsidiaries to, enter into or become or remain liable as lessee under any Operating Leases which require aggregate annual Rentals in excess of $1,800,000.

         SECTION 9.14. Executive Compensation. The Company will not, and will not permit any of its Subsidiaries to, make payments of salary or bonus or otherwise provide compensation (including benefits) to its principal executive officers or employees which are in excess of those customarily paid by companies engaged in the industry in which the Company and its Subsidiaries is engaged and which have been approved by the compensation committee of the Company's board of directors.

         SECTION 9.15. Acquisitions. The Company will not, and will not permit any of its Subsidiaries to, acquire all or substantially all of the assets of any Person or any operating division of any Person other than Permitted Acquisitions.

         SECTION 9.16. Equity Issuances. The Company will not, and will not permit any of its Subsidiaries, to issue any shares of Common Stock or any options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) other than (a) Exempt Shares or (b) securities issued in connection with Permitted Acquisitions.

                                    ARTICLE X

                                    DEFAULTS

         SECTION 10.1. Events of Default. If one or more of the following events (collectively, "Events of Default" and individually, an "Event of Default") shall have occurred and be continuing:

                  (a) the Company shall fail to pay when due any redemption obligation with respect to the Preferred Shares or the Company shall fail to pay any amount payable upon an exercise of the Put; provided, however, the issuance of a Put Note shall not be deemed a failure to pay under this subsection;

                  (b) the Company shall fail to pay when due any fees, expenses, reimbursements, indemnification payments or other monetary obligations in an aggregate amount in excess of $25,000 when due under any of the Transaction Documents (other than amounts referenced in Section 10(a) or (b)) and such failure shall continue for ten (10) days following the notice of such non-payment;

                  (c) the Company shall fail to observe or perform any covenant or agreement contained in Section 8.9 or Article IX hereof;

                  (d) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Transaction Document (other than those covenants referenced in Sections 10.1(a), (b) and (c)) and such failure shall continue for a period of thirty (30) days following the earlier of (i) the discovery of such failure by an Authorized Officer of the Company, or (ii) the date notice of such failure is given by the Investors to the Company;

                  (e) any representation, warranty, certification or statement made or deemed to have been made by the Company in this Agreement or any of the other Transaction Documents or the Company or any other Person on behalf of the Company in any certificate, financial statement or other document delivered pursuant to this Agreement or any of the other Transaction Documents, shall prove to have been incorrect in any material respect when made;

                  (f) a default or event which, with the giving of notice, lapse of time or both could (unless cured or waived) become a default, shall occur under the terms of the ACS Subordinate Debt or Wachovia Senior Debt;

                  (g) the Company or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Company or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Company under the federal bankruptcy Laws as now or hereafter in effect;

                  (i) one (1) or more final, non-appealable judgments or orders for the payment of money aggregating in excess of $250,000 which is not fully covered by insurance shall be rendered against any member of the Company or any of its Subsidiaries and such judgment or order (i) shall continue unsatisfied and unstayed for a period of thirty (30) days, or (ii) is not fully paid and satisfied at least ten (10) days prior to the date on which any of its assets may be lawfully sold to satisfy such judgment or order; or

                  (j) any Change of Control;

then, so long as any such event is continuing, (i) the Preferred Shareholders may exercise all rights provided in the Series D Stock Designation, including, without limitation, the right to require the redemption of the Preferred Shares at the Liquidation Value as defined and specified herein and in the Series D Stock Designation, and (ii) the Holders of the Securities and any outstanding Warrant Shares may take such other actions as may be permitted by the Transaction Documents or applicable Law.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 11.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing) and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this
Section 11.1 and the appropriate answer back is received or receipt is otherwise confirmed, (ii) if given by mail, three (3) Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this
Section 11.1.

         SECTION 11.2. No Waivers. No failure or delay by any holder of Securities in exercising any right, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Transaction Documents.

         SECTION 11.3. Expenses; Indemnification. (a) The Company shall pay on demand (i) all out-of-pocket expenses incurred by the Investors, including reasonable fees and disbursements of counsel for the Investors, in connection with (A) the Investors' due diligence investigation and analysis of the Company and the Closing Transactions, (B) the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby, and (C) any waiver or consent which may be granted in connection herewith, or any amendment hereof or of any other Transaction Document, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each holder of Securities, including (A) reasonable fees and disbursements of counsel to each holder of Securities in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, and (B) reasonable fees of auditors and consultants incurred by each holder of Securities in connection therewith.

                  (b) The Company agrees to indemnify and hold harmless, each Investor and each subsequent holder of Securities and their respective directors, officers, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not any such Indemnified Party shall be designated a party thereto) which may be incurred by any Indemnified Party relating to or arising out of (a) this Agreement, the other Transaction Documents, the Closing Transactions and all other transactions contemplated hereby or thereby and (b) any actual or proposed use of proceeds of the issuance and sale of the Securities hereunder, including without limitation, any liability, loss, damage, cost or expense incurred by any Indemnified Party with respect to, or resulting from any failure to comply with any or all Laws applicable to the Company or any of its Subsidiaries; provided, that, no Indemnified Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct, IT BEING THE INTENTION HEREBY THAT THE INDEMNIFIED PARTIES SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF THEIR OWN NEGLIGENCE.

         SECTION 11.4. Amendments and Waivers; Sale of Interest. Any provision of this Agreement and the other Transaction Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and (a) prior to the Redemption Date, the Holders of a majority of the outstanding Preferred Shares, and (b) thereafter, the Majority Warrant Holder. The Company hereby consents to any participation, sale, assignment, transfer or other disposition which complies with Article IV, at any time or times hereafter, of any Securities or Warrant Shares, this Agreement and any of the other Transaction Documents, or of any portion hereof or thereof, including, without limitation, any Investor's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

         SECTION 11.5. Survival. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by it or in its behalf under the Transaction Documents shall be considered to have been relied upon by the Investors and shall survive the delivery to the Investors of such Transaction Documents and the purchase of the Securities, regardless of any investigation made by or on behalf of either Investor.

         SECTION 11.6. Invalid Provisions. If any provision of the Transaction Documents is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Transaction Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Transaction Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         SECTION 11.7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights or obligations under this Agreement.

         SECTION 11.8. GOVERNING LAW. THIS AGREEMENT AND THE TRANSACTION DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         SECTION 11.9. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Investors shall have received counterparts hereof signed by all of the parties hereto.

         SECTION 11.10. No Third Party Beneficiaries. It is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than transferees or assignees of all or any part of the Investors' interest hereunder.

         SECTION 11.11. FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 11.12. SUBMISSION TO JURISDICTION; WAIVER OF SERVICE AND VENUE. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY INVESTORS WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF DALLAS, OR IN THE FEDERAL COURTS LOCATED IN THE NORTHERN DISTRICT OF TEXAS, AS THE INVESTORS MAY SELECT IN ITS SOLE DISCRETION. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF DALLAS, AND HEREBY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

         SECTION 11.13. WAIVER OF RIGHT TO TRIAL BY JURY. EACH INVESTOR AND THE COMPANY EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM,
DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT
EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES
HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT. THE INVESTORS AND THE COMPANY EACH AGREE THAT THE OTHER MAY FILE A COPY OF THIS AGREEMENT WITH

ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         SECTION 11.14 Issue Price. The Company and the Investors hereby agree that for purposes of IRC Treasury Regulations Section 1.305-5(b), (a) the "issue price" of the Preferred Shares is $7,000,000 and (b) the fair market value of the Warrants is $500,000. The Company and the Investors agree to use the foregoing issue price and fair market value for U.S. federal tax purposes with respect to the transactions contemplated by this Agreement (unless otherwise required by a final determination by the Internal Revenue Service or a court of competent jurisdiction).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

COMPANY:

CLEAR HOLDINGS, INC.                            Address for Notice:
                                                Clear Holdings, Inc.
                                                440 Interstate North Parkway
By:  /s/ Stephen F. Johnston                    Atlanta, Georgia 30339
     ------------------------------------       Fax No. (770) 763-5635
Its: Chairman and Chief Executive Officer       Attn: Stephen Johnston, Sr.
     ------------------------------------

STRATFORD CAPITAL:

STRATFORD CAPITAL PARTNERS, L.P.                Address for Notice:

By: Stratford Capital GP Associates, L.P.,
    its General Partner                         Stratford Capital Partners, L.P.
                                                300 Crescent Court, Suite 500
    By:  Stratford Capital Corporation,         Fax No. (214)740-7393
         its General Partner                    Attn: John G. Farmer


    By: /s/ John G. Farmer
       ----------------------------------
             John G. Farmer,
             Managing Director

STRATFORD EQUITY:

STRATFORD EQUITY PARTNERS, L.P.                 Address for Notice:

By: Stratford Capital GP Associates, L.P.,
    its General Partner                         Stratford Equity Partners, L.P.
                                                300 Crescent Court, Suite 500
    By: Stratford Capital Corporation,          Fax No. (214) 740-7393
        its General Partner                     Attn: John G. Farmer


    By: /s/ John G. Farmer
       ----------------------------------
             John G. Farmer,
             Managing Director

                                    EXHIBIT A

                                 PROMISSORY NOTE

$                                 Dallas, Texas               [Put Closing Date]
 ---------------

         FOR VALUE RECEIVED, the undersigned, Clear Holdings, Inc., a Georgia corporation ("Maker"), promises to pay to the order of [Name of Holder] ("Payee"), at its offices in Atlanta, Georgia the sum of _________________________ and __/100 Dollars ($_________), together with interest thereon from and after the Put Closing Date at a per annum rate equal to the prime lending rate as reported daily in The Wall Street Journal as of the Put Closing Date plus 3%. Interest shall accrue on past due amounts at the maximum lawful rate. This Note may be prepaid at any time in whole or in part without premium or penalty.

         1. Put Note; Securities Agreement. This Note is issued pursuant to
Section 3.4 of a Securities Agreement dated November 1, 1999, as amended through the date hereof (the "Agreement") and is a "Put Note" as defined therein. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning set forth in the Agreement. This Note evidences all or a part of the aggregate Put Price paid to Payee by Maker with respect to Preferred Shares, Warrants and Warrant Shares held by Payee.

         2. Terms of Payment. The outstanding principal balance of this Note shall be payable in equal quarterly installments of $ [8.34% OF THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTE] on the last day of each ________, ________, ________, and ________ commencing ________ [THREE MONTHS FOLLOWING PUT CLOSING DATE]. Interest shall be payable on this Note as it accrues on the first day of each month. The entire outstanding principal balance of this Note and all accrued but unpaid interest thereon shall be due and payable in full on [3 YEARS FOLLOWING PUT CLOSING DATE]. This Note may be prepaid in whole or in part at any time without premium or penalty.

         3. Security. [ADDED AS AVAILABLE]

         4. Events of Default and Remedies. Without notice or demand (which are hereby waived), the entire unpaid principal balance of, and all accrued interest on, this Note shall immediately become due and payable to the option of the holder hereof upon the occurrence of any of the following events ("Put Note Event of Default"):

         (a) The failure or refusal of Maker to make any payment on this Note on the date due in accordance with the terms hereof.

         (b) The occurrence of an Event of Default (as defined in the Agreement).

         In the event a Put Note Event of Default shall occur, the holder of this Note may (a) accelerate the maturity of this Note, (b) offset against this Note any sum or sums owed by the holder hereof to Maker, or (c) proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power or right granted by this Note or to enforce any other legal or equitable right of the holder of this Note.

         5. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or any document, installment or agreement executed in connection herewith shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

         6. Waiver. Maker, and each surety, endorser, guarantor, and other party ever liable for the payment of any sum of money payable on this Note, jointly and severally waive presentment, protest, notice of nonpayment, notice of intention to accelerate and of acceleration, notice of protest, and any and all lack of diligence or any delay in collection or the filing of suit hereon which may occur, and agree that their liability on this Note shall not be affected by a renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

         7. Attorneys Fees and Costs. In the event an Event of Default shall occur, and in the event that hereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed.

         8. Successors and Assigns. All of the covenants, stipulations, promises, and agreements contained in this Note by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not.

         9. FINAL AGREEMENT. THIS NOTE, THE AGREEMENT AND THE OTHER WARRANT DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                              CLEAR HOLDINGS, INC.


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                                FIRST AMENDMENT
                                       TO
                         SECURITIES PURCHASE AGREEMENT


         This First Amendment ("Amendment") to the Purchase Agreement, dated as of November 1, 1999 (the "Purchase Agreement"), by and among Stratford Capital Partners, L.P., a Texas limited partnership ("Stratford Capital"), Stratford Equity Partners, L.P., a Texas limited partnership ("Stratford Equity", and together with Stratford Capital, the "Investors") and Clear Holdings, Inc., a Georgia corporation (the "Company"), is made and entered into as of May 9, 2000.

                                    RECITALS

         WHEREAS, the Company and the Investors entered into the Purchase Agreement, pursuant to which (a) the Investors purchased shares of the Company's Series D Senior Redeemable Preferred Stock and (b) the Investors purchased and the Company sold and issued warrants to purchase shares of Common Stock of the Company; and

         WHEREAS, the Company and the Investors have agreed to amend the Purchase Agreement as specifically set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Unless otherwise specified herein, all capitalized terms herein shall have the same meaning as those terms have in the Purchase Agreement.

         2.         Amendments.

         (a) Section 1.1 of the Purchase Agreement is amended by deleting the definition of "Put Exercise Date" and replacing it with the following new definition of "Put Exercise Date":

                    "Put Exercise Date" means (a) with respect to the Warrants and Warrant Shares, the earliest of (i) May 9, 2001, (ii) the date of any Material Event of Default or (iii) the date on which all of the Preferred Shares have been redeemed, and (b) with respect to the Preferred Shares, the date of any Mandatory Redemption Event.

         (b) Section 3.4(a) of the Purchase Agreement is amended by adding the following sentence to the end of such section:

         Notwithstanding the foregoing, the right of any Triggering Holder to exercise the Put shall terminate and have no further force or effect from and after the date of the consummation of a Qualified Public Offering.

         (c) Section 3.4 of the Purchase Agreement is hereby further amended by adding a clause (c) which shall read in full as follows:

                  (c) Notwithstanding anything to the contrary contained herein, the Company shall not be required to pay more than $13,425,795 ("Put Price Limit") in respect of any exercise of the Put with respect to the Warrants and Warrant Shares. If the Put Purchase Price in respect of the exercise of the Put with respect to the Warrants and Warrant Shares ("Warrant Put Purchase Price") exceeds the Put Price Limit, each Warrant Holder shall receive upon exercise of the Put (i) an amount in cash equal to the pro rata portion of the Put Price Limit (based on the percentage that the number of Warrants and Warrant Shares owned by such Warrant Holder bears to the aggregate number of Warrants and Warrant Shares owned by all Warrants Holders ("Pro Rata Share")) and (ii) at the option of such Warrant Holder, either (A) a new Warrant Certificate evidencing the right to purchase such Warrant Holder's Pro Rata Share of the Non-Put Shares (as defined below) or (B) a certificate evidencing shares of Common Stock equal to such Warrant Holder's Pro Rata Share of the Non-Put Shares. For purposes of this Section 3.4(c), Non-Put Shares shall mean the quotient determined by dividing (x) the remainder of (1) the Warrant Put Purchase Price minus (2) Put Price Limit, by (y) the Put Price with respect to the Common Stock. After payment to the Warrant Holders of the Put Price Limit in respect of the exercise of the Put, there shall no longer exist any right to Put the Non-Put Shares or the warrants to purchase Non-Put Shares by the holders thereof.

         3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes, and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, with such single counterpart with multiple executed signature pages affixed thereto constituting the original counterpart instrument. All of those counterpart pages shall be read as though one, and they shall have the same force and effect as if all the signers had executed a single signature page.

         4. Reaffirmation. Except as amended hereby, the Agreement shall remain in full force and effect, the parties hereto hereby restate and reaffirm all of the terms and provisions of the Agreement.

         The undersigned have executed this Amendment as of the date first set forth above.

                                       Stratford:

                                       STRATFORD CAPITAL PARTNERS, L.P.

                                       By: Stratford Capital GP Associates,
                                           L.P., its General partner

                                       By: Stratford Capital Corporation,
                                           its General partner



                                       By: /s/ John Farmer
                                           ------------------------------
                                           John Farmer
                                           Managing Director

                                       STRATFORD EQUITY PARTNERS, L.P.

                                       By: Stratford Capital GP Associates,
                                           L.P., its General partner

                                       By: Stratford Capital Corporation,
                                           its General partner



                                       By: /s/ John Farmer
                                           ---------------------------------
                                           John Farmer
                                           Managing Director

                                       CLEAR HOLDINGS, INC.



                                       By: /s/ Stephen F. Johnston, Sr.
                                           ----------------------------------
                                           Name:  Stephen F. Johnston, Sr.
                                           Title: Chairman of the Board